UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23308

PPM Funds

(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

PPM Funds

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2021

Explanatory Note

On March 3, 2022, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2021.  The registrant hereby amends the original Certified Shareholder Report on Form N-CSR by replacing Exhibit 13(a)(2) as filed on March 3, 2022 with Exhibit 13(a)(2) attached hereto.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2021, and, other than replacing Exhibit 13(a)(2), as stated above, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-

CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

PPMFunds

Annual Report

December 31, 2021

As permitted by regulations adopted by the SEC, paper copies of the PPM Funds’ annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Funds. Instead, the reports are made available on PPM
America’s website (www.ppmamerica.com/ppmfunds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

If you hold your shares directly with the Funds and wish to receive paper copies of your shareholder reports free of charge, you may elect to do so by contacting the Funds at 1-844-446-4PPM (1-844-446-4776) or by logging into your account online. If you hold your shares through a financial intermediary, you may elect to receive paper copies of your shareholder reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all PPM Funds that you hold directly or all PPM Funds you hold through your financial intermediary, as applicable.

PPMFunds

December 31, 2021

PPM Funds including: PPM Core Plus Fixed Income Fund (PKPIX) and PPM High Yield Core Fund (PKHIX)

PPMFunds	PPM Core Plus Fixed Income Fund (Unaudited)

PPM Core Plus Fixed Income Fund

Total Return*
Institutional Class†
1 Year	-0.88%
Since Inception	5.55%
†Inception date July 16, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2021*:
Corporate Bonds and Notes	48.5%
Government and Agency Obligations	39.8
Non-US Government Agency ABS	6.8
Senior Loan Interests	2.1
Short Term Investments	2.8
Total Investments*	100.0%

*Percentages are based on market values as of December 31, 2021 and differ from the percentages shown in the Schedules of Investments, which are based on net assets.

For the year ended December 31, 2021, PPM Core Plus Fixed Income Fund outperformed its primary benchmark by posting a return of -0.88% for Institutional Class shares compared to -1.54% for the Bloomberg U.S. Aggregate Bond Index.

Security selection and the resulting overweight in investment grade (“IG”) corporate bonds positively contributed to the Fund’s performance, as did the Fund’s allocation to high-yield corporate bonds. These asset classes outperformed other areas of U.S. fixed income during 2021. Treasury futures detracted from performance. We typically use Treasury futures to hedge duration, or to increase or decrease the Fund’s exposure to interest rate or yield curve risk. An allocation to commercial mortgage backed securities (“CMBS”) modestly detracted from the Fund’s performance. Within corporate bonds, security selection and the resulting overweight position in energy were the largest contributors, while an underweight position in local authorities modestly detracted.

The investment objective of the Fund is to seek to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests at least 80% of its assets in a diversified portfolio of debt securities of U.S. and foreign issuers and generally maintains an average portfolio duration within two years of the duration of the benchmark. We seek to consistently add value by making investment decisions based on our view of longer term trends and non-economic factors that may affect interest rates. We also consider quantitative and qualitative factors, such as economic and market factors, evaluating how such factors could impact an individual company or a specific sector.

The Fund did not see significant changes in allocations during 2021. Relative to the benchmark on December 31, 2021, the Fund held underweight positions in U.S. Treasuries and mortgage backed securities (“MBS”), overweight positions in IG corporate bonds and asset backed securities, as well as an out of index position in high-yield corporate bonds. The Fund maintained high-yield exposure, as we see an opportunity in the rising star cycle, which could last through 2023.

The primary risks to our outlook would include the market’s reaction to the U.S. Federal Reserve’s inflation policy, as the market could decide the central bank is behind the curve on inflation, leading to a selloff.  Additionally, the potential for additional variants of COVID-19 could impede the economic recovery.  Despite historically tight valuations, U.S. fixed income has produced positive excess returns on the back of improving fundamentals. A deterioration in fundamentals would likely have a negative impact on valuations.

PPMFunds	PPM High Yield Core Fund (Unaudited)

PPM High Yield Core Fund

Total Return*
Institutional Class†
1 Year	5.60%
Since Inception	5.88%
†Inception date July 16, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2021:
Corporate Bonds and Notes	90.7%
Senior Loan Interests	4.8
Investment Companies	0.9
Common Stocks	0.3
Short Term Investments	3.3
Total Investments	100.0%

For the year ended December 31, 2021, PPM High Yield Core Fund outperformed its primary benchmark by posting a return of 5.60% for Institutional Class shares compared to 5.35% for ICE BofA US High Yield Constrained Index.

Positive security selection across a number of sectors drove the Fund’s outperformance against the benchmark. This was led by security selection and the Fund’s resulting overweight position in energy, which was the best performing sector within high-yield in 2021. Security selection in media also positively contributed. Security selection in leisure was a modest detractor of the Fund’s performance. Cash holdings also detracted from performance; The Fund holds cash to provide liquidity for new investments and to manage any outflows. Derivative positioning did not materially impact Fund performance.

The investment objective of the Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions and identifying companies we believe have the highest potential for improving credit fundamentals. The Fund primarily invests in high-yield, high risk debt securities. The Fund has flexibility to invest in bank loans, equities and foreign issuers.

The Fund did not see significant changes in sector allocations during 2021. Relative to the benchmark on December 31, 2021, the Fund’s largest overweight positions were in media, energy, and financials. In the media sector, we expect the advertising industry’s recovery to continue. We expect energy to improve in credit quality. Finally, we believe the economic recovery will be positive for financials. The largest underweight positions on December 31, 2021, were in health care, real estate, and utilities, due to less attractive valuations. The Fund increased exposure to bank loans during the year and held approximately 4.90% at year end.

The primary risks to the high-yield bond market in 2022 are macro. One risk is the market’s reaction to the U.S. Federal Reserve’s inflation policy, as the market could decide the central bank is behind the curve on inflation, leading to a selloff.  Another risk is a continuation of COVID-19 outbreaks and variants, which could impede economic recovery.

PPMFunds

December 31, 2021

Important Disclosures and Glossary

Before investing, investors should carefully read the prospectus and/or summary prospectus and consider the investment objectives, risk, charges and expenses. For this and more complete information about the Funds, investors may obtain a prospectus or summary prospectus by calling 1-844-446-4PPM (1-844-446-4776), by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by visiting https://www.ppmamerica.com/ppmfunds/.

Mutual funds are issued by PPM America, Inc. PPM Funds are distributed by Jackson National Life Distributors LLC, member FINRA.

Certain comments in this annual report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “believe,” “may,” “will,” “anticipate” and other similar terms. We cannot promise future returns. Our opinions reflect our best judgment at the time this report is compiled, and we disclaim any obligation to update or revise forward-looking statements. Our opinions may not be relied upon as investment advice and because the investment decisions we make are based on many factors, may not be relied upon as an indication of any intent to trade.

The discussion of the Funds’ investments and investment strategy (including current investment themes, the portfolio managers’ research and investment process, and portfolio characteristics) represents the Funds’ investments and the views of the portfolio managers and PPM America, Inc., the Funds’ investment adviser, at the time of this report, and are subject to change without notice.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. All returns reflect the reinvestment of income dividends and capital gains. You cannot invest directly in an index.

Mutual fund investing involves risk. Please see the Notes to the Financial Statements of this annual report, as well as the prospectus for more information on risks.

The Bloomberg US Aggregate Bond Index provides a broad measure of US investment grade, USD-denominated fixed rate bonds. It includes Treasuries, government-rated issues, corporate bonds, MBS, CMBS and ABS securities.

The ICE BofA US High Yield Constrained Index provides a measure of below investment grade bonds, is constructed based on the ICE BofAML US High Yield Index and imposes a 2% issuer cap. The ICE BofAML US High Yield Index provides a broad measure of below investment grade, USD-denominated fixed rate corporate debt. It includes corporate bonds with risk exposures to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
PPM Core Plus Fixed Income Fund
CORPORATE BONDS AND NOTES 49.2%
Financials 18.7%
AerCap Ireland Capital Designated Activity Company
6.50%, 07/15/25	50,000	57,177
2.45%, 10/29/26	165,000	166,239
3.00%, 10/29/28	163,000	165,444
3.30%, 01/30/32	195,000	198,861
Bank of America Corporation
6.30%, (100, 03/10/26) (a)	45,000	50,730
4.00%, 01/22/25	46,000	49,154
4.25%, 10/22/26	165,000	182,124
3.56%, 04/23/27	115,000	123,051
1.73%, 07/22/27	103,000	102,222
3.59%, 07/21/28	150,000	161,449
4.27%, 07/23/29	333,000	371,163
2.30%, 07/21/32	265,000	260,239
2.68%, 06/19/41	65,000	62,534
Barclays PLC
3.56%, 09/23/35 (b)	295,000	300,653
Berkshire Hathaway Finance Corporation
2.85%, 10/15/50	123,000	121,506
BlackRock, Inc.
2.10%, 02/25/32	268,000	265,898
Blackstone Holdings Finance Co. L.L.C.
1.63%, 08/05/28 (c)	131,000	127,227
2.00%, 01/30/32 (c)	142,000	136,622
Blackstone Private Credit Fund
1.75%, 09/15/24 (c)	52,000	51,189
2.63%, 12/15/26 (c)	99,000	96,601
3.25%, 03/15/27 (c)	141,000	141,174
Blackstone Secured Lending Fund
2.85%, 09/30/28 (c)	135,000	131,691
BNP Paribas
2.16%, 09/15/29 (c)	200,000	195,919
2.59%, 08/12/35 (b) (c)	150,000	142,980
Citigroup Inc.
5.00%, (100, 09/12/24) (a)	83,000	85,740
4.45%, 09/29/27	76,000	84,686
3.52%, 10/27/28	131,000	140,504
2.67%, 01/29/31	224,000	227,577
CNO Global Funding
1.75%, 10/07/26 (c)	150,000	148,276
Credit Suisse Group AG
5.25%, (100, 02/11/27) (a) (c)	200,000	205,496
7.50%, (100, 12/11/23) (a) (b) (c)	150,000	162,000
6.50%, 08/08/23 (b) (c)	250,000	269,173
Deutsche Bank Aktiengesellschaft
3.73%, 01/14/32 (b)	100,000	102,262
3.04%, 05/28/32 (b)	110,000	110,532
F&G Global Funding
2.00%, 09/20/28 (c)	120,000	117,166
FS KKR Capital Corp.
3.40%, 01/15/26	164,000	167,165
3.13%, 10/12/28	90,000	89,707
Glencore Funding LLC
4.88%, 03/12/29 (c)	75,000	84,740
HSBC Holdings PLC
2.25%, 11/22/27 (b)	80,000	80,253
2.80%, 05/24/32	230,000	231,126
Icahn Enterprises L.P.
4.75%, 09/15/24	100,000	103,864
6.25%, 05/15/26	69,000	71,843
Jane Street Group, LLC
4.50%, 11/15/29 (c)	34,000	34,478
JBS Finance Luxembourg S.a r.l.
2.50%, 01/15/27 (c)	115,000	114,356
JPMorgan Chase & Co.
2.01%, 03/13/26	132,000	133,663
3.78%, 02/01/28	55,000	59,596
2.07%, 06/01/29	249,000	247,027
2.74%, 10/15/30	185,000	189,909
2.96%, 05/13/31	107,000	110,733
1.95%, 02/04/32	75,000	72,218
2.55%, 11/08/32	111,000	111,752
KKR Group Finance Co. X LLC
3.25%, 12/15/51 (c)	42,000	41,816
Lloyds Banking Group PLC
7.50%, (100, 09/27/25) (a) (b)	109,000	123,170
3.87%, 07/09/25 (b)	200,000	211,243
LSEGA Financing PLC
3.20%, 04/06/41 (c)	80,000	82,938
Macquarie Group Limited
2.87%, 01/14/33 (c)	192,000	191,360
Markel Corporation
6.00%, (100, 06/01/25) (a)	78,000	85,232
Morgan Stanley
0.99%, 12/10/26	200,000	194,063
1.51%, 07/20/27	135,000	132,900
3.62%, 04/01/31	206,000	224,607
2.51%, 10/20/32	162,000	161,843
2.48%, 09/16/36	90,000	86,921
2.80%, 01/25/52	70,000	68,559
NatWest Group PLC
3.07%, 05/22/28 (b)	200,000	207,590
3.03%, 11/28/35 (b)	100,000	98,330
NatWest Markets PLC
1.60%, 09/29/26 (c)	242,000	238,261
Nordic Aviation Capital
0.00%, 03/14/25 (d) (e) (f) (g) (h)	139,295	109,347
Owl Rock Capital Corporation
3.40%, 07/15/26	65,000	66,022
Principal Life Global Funding II
0.75%, 04/12/24 (c)	55,000	54,524
Rassman, Joel H.
3.80%, 11/01/29	190,000	204,994
The Goldman Sachs Group, Inc.
3.50%, 04/01/25	82,000	86,758
3.80%, 03/15/30	211,000	232,065
2.62%, 04/22/32	39,000	39,198
2.38%, 07/21/32	170,000	167,401
6.75%, 10/01/37	70,000	99,387
The Hartford Financial Services Group, Inc.
2.90%, 09/15/51	66,000	65,002
Truist Financial Corporation
4.95%, (100, 09/01/25) (a)	107,000	115,407
Wells Fargo & Company
2.41%, 10/30/25	53,000	54,310
Westpac Banking Corporation
2.67%, 11/15/35 (b)	71,000	68,967
ZF North America Capital, Inc.
4.75%, 04/29/25 (c)	100,000	107,625
		10,837,529
Energy 5.8%
Aker BP ASA
3.75%, 01/15/30 (c)	155,000	164,162
Cenovus Energy Inc.
2.65%, 01/15/32	87,000	85,371
3.75%, 02/15/52 (i)	66,000	66,499
Cheniere Corpus Christi Holdings, LLC
7.00%, 06/30/24	110,000	121,757
5.88%, 03/31/25	54,000	59,927
Cheniere Energy Partners, L.P.
3.25%, 01/31/32 (c)	33,000	33,363
Cheniere Energy, Inc.
4.63%, 10/15/28	85,000	90,357
4.50%, 10/01/29	125,000	133,181
Continental Resources, Inc.
5.75%, 01/15/31 (c)	95,000	111,978
Devon Energy Corporation
5.88%, 06/15/28	39,000	42,290
4.50%, 01/15/30	34,000	36,494
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (c)	14,000	14,933
Energy Transfer LP
6.50%, (100, 08/15/26) (a)	110,000	112,900

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
6.75%, (100, 05/15/25) (a)	102,000	102,868
7.13%, (100, 05/15/30) (a)	119,000	121,426
3.75%, 05/15/30	142,000	150,919
5.80%, 06/15/38	45,000	54,250
6.25%, 04/15/49	40,000	52,309
Enlink Midstream, LLC
4.15%, 06/01/25	71,000	73,625
EQM Midstream Partners, LP
4.13%, 12/01/26	113,000	116,467
4.50%, 01/15/29 (c)	49,000	50,969
EQT Corporation
3.13%, 05/15/26 (c)	10,000	10,281
3.90%, 10/01/27	22,000	23,632
Helmerich & Payne, Inc.
2.90%, 09/29/31 (c)	45,000	44,399
NuStar Logistics, L.P.
5.75%, 10/01/25	11,000	11,827
Occidental Petroleum Corporation
3.50%, 08/15/29	196,000	201,106
4.30%, 08/15/39	20,000	19,892
4.40%, 08/15/49	22,000	22,356
Qatar Petroleum
2.25%, 07/12/31 (c)	131,000	129,787
3.13%, 07/12/41 (c)	100,000	101,128
Rattler Midstream LP
5.63%, 07/15/25 (c)	15,000	15,645
Sabine Pass Liquefaction, LLC
4.20%, 03/15/28	300,000	329,465
4.50%, 05/15/30	80,000	90,404
Santos Finance Ltd
3.65%, 04/29/31 (c)	153,000	155,929
Targa Resource Corporation
5.50%, 03/01/30	140,000	153,143
4.88%, 02/01/31	56,000	60,838
Transocean Pontus Limited
6.13%, 08/01/25 (c)	13,400	13,095
Transocean Poseidon Limited
6.88%, 02/01/27 (c)	49,000	47,533
Transocean Proteus Limited
6.25%, 12/01/24 (c)	87,500	86,615
Venture Global Calcasieu Pass, LLC
3.88%, 11/01/33 (c)	70,000	73,539
		3,386,659
Health Care 4.5%
AbbVie Inc.
3.20%, 11/21/29	135,000	144,380
4.50%, 05/14/35	55,000	65,771
Amgen Inc.
3.15%, 02/21/40	64,000	65,479
Ascension Health
2.53%, 11/15/29	28,000	29,170
Bausch Health Companies Inc.
5.50%, 11/01/25 (c)	22,000	22,335
8.50%, 01/31/27 (c)	21,000	22,205
5.75%, 08/15/27 (c)	60,000	62,331
4.88%, 06/01/28 (c)	24,000	24,623
Baylor Scott & White Holdings
2.84%, 11/15/50	54,000	54,098
Centene Corporation
4.63%, 12/15/29	60,000	64,661
3.38%, 02/15/30	238,000	242,649
3.00%, 10/15/30	192,000	194,874
Cigna Holding Company
3.40%, 03/01/27	114,000	122,670
4.80%, 08/15/38	50,000	61,436
CVS Health Corporation
4.30%, 03/25/28	21,000	23,577
4.78%, 03/25/38	250,000	304,470
HCA Inc.
5.38%, 02/01/25	100,000	109,877
Indiana University Health, Inc.
2.85%, 11/01/51	51,000	51,374
McKesson Corporation
1.30%, 08/15/26 (j)	195,000	190,788
Merck & Co., Inc.
2.75%, 12/10/51	131,000	130,342
Northwestern Memorial HealthCare
2.63%, 07/15/51	55,000	52,820
Piedmont Healthcare, Inc.
2.04%, 01/01/32	43,000	41,768
Royalty Pharma PLC
3.30%, 09/02/40	309,000	308,210
STERIS Irish FinCo Unlimited Company
3.75%, 03/15/51	56,000	61,357
Tenet Healthcare Corporation
4.88%, 01/01/26 (c)	140,000	143,828
Trinity Healthcare Group Pte. Ltd.
2.63%, 12/01/40	11,000	10,776
		2,605,869
Communication Services 4.3%
AT&T Inc.
5.25%, 03/01/37	116,000	143,752
4.90%, 08/15/37	16,000	19,292
4.30%, 12/15/42	155,000	175,073
3.10%, 02/01/43	131,000	127,017
CCO Holdings, LLC
4.75%, 03/01/30 (c)	295,000	307,530
Charter Communications Operating, LLC
4.91%, 07/23/25	140,000	154,202
2.25%, 01/15/29	45,000	44,053
5.38%, 04/01/38	45,000	53,700
4.80%, 03/01/50	50,000	56,028
6.83%, 10/23/55	51,000	74,135
Comcast Corporation
3.75%, 04/01/40 (i)	35,000	39,171
3.40%, 07/15/46	50,000	52,894
2.89%, 11/01/51 (c)	65,000	62,912
CSC Holdings, LLC
6.50%, 02/01/29 (c)	100,000	107,286
DIRECTV Financing, LLC
5.88%, 08/15/27 (c)	37,000	37,902
Live Nation Entertainment, Inc.
6.50%, 05/15/27 (c)	60,000	65,673
The Walt Disney Company
4.63%, 03/23/40	80,000	99,275
T-Mobile USA, Inc.
2.63%, 04/15/26	306,000	308,195
Verizon Communications Inc.
2.10%, 03/22/28	175,000	175,497
4.33%, 09/21/28	105,000	119,205
2.55%, 03/21/31	74,000	74,746
3.40%, 03/22/41	58,000	60,908
Vodafone Group Public Limited Company
5.00%, 05/30/38	120,000	149,132
		2,507,578
Consumer Discretionary 3.9%
Adient US LLC
9.00%, 04/15/25 (c)	38,000	40,493
Amazon.com, Inc.
2.10%, 05/12/31	115,000	116,274
2.88%, 05/12/41	90,000	92,955
3.10%, 05/12/51	85,000	90,802
Booking Holdings Inc.
4.63%, 04/13/30	180,000	209,839
Carnival Corporation
4.00%, 08/01/28 (c)	51,000	50,629
Cedar Fair, L.P.
5.50%, 05/01/25 (c)	83,000	86,262
General Motors Company
6.80%, 10/01/27	39,000	47,958
General Motors Financial Company, Inc.
2.40%, 04/10/28	100,000	100,068
Hilton Domestic Operating Company Inc.
5.38%, 05/01/25 (c)	33,000	34,311
5.75%, 05/01/28 (c)	33,000	35,266
Hyatt Hotels Corporation
5.38%, 04/23/25 (j) (k)	45,000	50,049

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
Kohl's Corporation
3.38%, 05/01/31 (i) (j)	85,000	86,647
Lowe`s Companies, Inc.
3.00%, 10/15/50	36,000	35,555
M.D.C. Holdings, Inc.
6.00%, 01/15/43 (j)	11,000	13,878
Marriott International, Inc.
3.75%, 03/15/25	60,000	63,395
5.75%, 05/01/25 (j)	6,000	6,757
Mattel, Inc.
3.38%, 04/01/26 (c)	63,000	64,621
Meritage Homes Corporation
3.88%, 04/15/29 (c)	80,000	84,298
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (c)	35,026	37,439
Newell Brands Inc.
4.88%, 06/01/25	46,000	50,055
NIKE, Inc.
3.25%, 03/27/40	74,000	80,582
NVR, Inc.
3.00%, 05/15/30	134,000	139,337
Resorts World Las Vegas LLC
4.63%, 04/06/31 (c)	200,000	199,254
Restaurant Brands International Limited Partnership
3.50%, 02/15/29 (c)	35,000	34,649
Ross Stores, Inc.
4.60%, 04/15/25	99,000	108,390
1.88%, 04/15/31	74,000	71,036
Royal Caribbean Cruises Ltd.
11.50%, 06/01/25 (c)	13,000	14,599
Sands China Ltd.
2.30%, 03/08/27 (c) (j)	200,000	188,404
		2,233,802
Utilities 3.6%
Arizona Public Service Company
2.20%, 12/15/31	85,000	82,610
Commonwealth Edison Company
3.75%, 08/15/47	79,000	89,748
Consolidated Edison Company of New York, Inc.
4.20%, 03/15/42	57,000	64,742
DPL Inc.
4.13%, 07/01/25	102,000	106,675
Duquesne Light Holdings, Inc.
2.53%, 10/01/30 (c)	61,000	59,862
Enel Finance International N.V.
2.25%, 07/12/31 (c)	200,000	193,735
Exelon Corporation
5.10%, 06/15/45	75,000	97,359
FirstEnergy Corp.
4.40%, 07/15/27 (j) (k)	69,000	74,407
Nevada Power Company
3.70%, 05/01/29	140,000	153,998
Oncor Electric Delivery Company LLC
2.95%, 04/01/25	80,000	83,574
Pacific Gas And Electric Company
3.30%, 12/01/27	46,000	46,849
4.50%, 07/01/40	181,000	190,123
Public Service Company of Oklahoma
2.20%, 08/15/31	119,000	117,334
San Diego Gas & Electric Company
1.70%, 10/01/30	72,000	69,076
2.95%, 08/15/51	60,000	60,309
Southern California Edison Company
4.13%, 03/01/48	46,000	51,835
3.65%, 02/01/50	92,000	98,397
Tampa Electric Company
3.45%, 03/15/51	87,000	95,579
The AES Corporation
3.30%, 07/15/25 (c)	133,000	138,530
Vistra Operations Company LLC
3.55%, 07/15/24 (c)	71,000	73,212
3.70%, 01/30/27 (c)	135,000	140,072
		2,088,026
Consumer Staples 2.6%
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	200,000	241,587
Anheuser-Busch InBev Worldwide Inc.
5.45%, 01/23/39	141,000	184,400
Archer-Daniels-Midland Company
3.25%, 03/27/30	70,000	76,018
BAT Capital Corp.
2.26%, 03/25/28	76,000	74,141
2.73%, 03/25/31	75,000	72,846
4.39%, 08/15/37	45,000	47,338
JBS USA Food Company
6.50%, 04/15/29 (c)	84,000	92,521
5.50%, 01/15/30 (c)	50,000	54,386
3.00%, 05/15/32 (c)	117,000	116,492
Kraft Heinz Foods Company
3.88%, 05/15/27	69,000	74,526
4.63%, 10/01/39	20,000	23,505
Mars, Incorporated
3.95%, 04/01/49 (c)	143,000	171,706
Northwestern University
2.64%, 12/01/50	38,000	39,114
Pilgrim's Pride Corporation
3.50%, 03/01/32 (c)	89,000	90,249
Safeway Inc.
3.50%, 02/15/23 (c)	100,000	101,898
United Rentals (North America), Inc.
3.75%, 01/15/32	30,000	30,237
		1,490,964
Industrials 2.3%
Air Canada
3.88%, 08/15/26 (c)	35,000	35,788
Aircastle Limited
5.25%, 08/11/25 (c)	108,000	118,764
American Airlines, Inc.
5.50%, 04/20/26 (c)	31,000	32,262
5.75%, 04/20/29 (c)	11,000	11,764
Burlington Northern Santa FE, LLC
2.88%, 06/15/52	67,000	67,458
Canadian Pacific Railway Limited
2.45%, 12/02/31	64,000	65,137
Delta Air Lines, Inc.
7.00%, 05/01/25 (c)	134,000	153,568
Equifax Inc.
2.35%, 09/15/31	190,000	187,360
General Electric Company
3.53%, (3 Month USD LIBOR + 3.33%), (100, 03/15/22) (a) (l)	419,000	415,275
Howmet Aerospace Inc.
6.88%, 05/01/25	4,000	4,589
Moog Inc.
4.25%, 12/15/27 (c)	16,000	16,110
Prime Security Services Borrower, LLC
3.38%, 08/31/27 (c)	57,000	54,893
Siemens Financieringsmaatschappij N.V.
2.15%, 03/11/31 (c)	46,000	45,853
SkyMiles IP Ltd.
4.50%, 10/20/25 (c)	10,000	10,518
4.75%, 10/20/28 (c)	16,000	17,502
United Airlines Pass Through Trust
4.38%, 04/15/26 (c)	52,000	54,257
4.63%, 04/15/29 (c)	37,000	38,375
		1,329,473
Information Technology 1.4%
Apple Inc.
2.65%, 02/08/51	102,000	99,930
2.70%, 08/05/51	58,000	57,447
Booz Allen Hamilton Inc.
4.00%, 07/01/29 (c)	22,000	22,734
Broadcom Inc.
2.45%, 02/15/31 (c) (i)	90,000	88,066
3.47%, 04/15/34 (c)	160,000	167,113
Dell International L.L.C.
5.85%, 07/15/25 (j)	6,000	6,806

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
6.02%, 06/15/26 (j)	67,000	77,656
8.35%, 07/15/46 (j)	25,000	41,754
Microsoft Corporation
2.68%, 06/01/60	15,000	14,990
3.04%, 03/17/62	72,000	77,702
Oracle Corporation
2.88%, 03/25/31	91,000	91,412
3.65%, 03/25/41	78,000	78,432
		824,042
Materials 1.2%
Anglo American Capital PLC
4.88%, 05/14/25 (c)	30,000	33,007
2.63%, 09/10/30 (c)	50,000	48,993
CEMEX S.A.B. de C.V.
5.45%, 11/19/29 (c)	130,000	139,651
5.20%, 09/17/30 (c)	75,000	80,511
Freeport-McMoRan Inc.
5.00%, 09/01/27	61,000	63,843
5.40%, 11/14/34	35,000	42,622
Ineos Quattro Finance 2 PLC
3.38%, 01/15/26 (c)	110,000	110,394
Mercer International Inc.
5.13%, 02/01/29	26,000	26,562
NOVA Chemicals Corporation
4.88%, 06/01/24 (c)	130,000	134,807
4.25%, 05/15/29 (c) (i)	39,000	39,111
		719,501
Real Estate 0.9%
EPR Properties
3.60%, 11/15/31 (i)	61,000	60,676
Essential Properties, L.P.
2.95%, 07/15/31	78,000	77,111
GLP Financing, LLC
5.75%, 06/01/28	15,000	17,312
5.30%, 01/15/29	100,000	113,495
3.25%, 01/15/32	37,000	37,189
Sun Communities Operating Limited Partnership
2.30%, 11/01/28	65,000	64,471
2.70%, 07/15/31	87,000	86,905
VICI Properties Inc.
4.25%, 12/01/26 (c)	55,000	57,270
		514,429
Total Corporate Bonds And Notes (cost $27,760,813)		28,537,872
GOVERNMENT AND AGENCY OBLIGATIONS 40.4%
Mortgage-Backed Securities 22.7%
Federal Home Loan Mortgage Corporation
3.00%, 07/01/32 - 12/01/49	140,771	147,246
2.00%, 12/01/35 - 09/01/51	1,226,294	1,231,963
4.00%, 10/01/45 - 06/01/48	257,374	276,176
3.50%, 01/01/46 - 04/01/50	564,429	598,837
4.50%, 11/01/48	15,761	16,888
2.50%, 05/01/50 - 11/01/51	889,604	910,247
1.50%, 10/01/51 - 11/01/51	374,099	362,164
Federal National Mortgage Association, Inc.
3.00%, 09/01/32 - 03/01/50	1,062,358	1,110,202
2.50%, 10/01/35 - 09/01/51	1,073,688	1,100,718
1.50%, 11/01/35 - 10/01/51	167,269	164,484
2.00%, 05/01/36 - 04/01/51	1,826,362	1,830,664
TBA, 1.50%, 01/15/37 (m)	315,000	316,228
TBA, 2.00%, 01/15/37 - 01/15/52 (m)	690,000	694,067
3.50%, 10/01/46 - 08/01/49	416,359	440,970
4.00%, 01/01/47 - 09/01/49	480,415	514,496
4.50%, 05/01/47 - 12/01/48	380,925	410,403
TBA, 2.50%, 12/01/51 - 01/15/52 (m)	399,854	409,444
Government National Mortgage Association
3.00%, 10/20/46 - 07/20/51	632,265	656,101
3.50%, 05/20/47 - 01/20/50	448,591	471,324
4.00%, 07/20/47	177,561	188,848
4.50%, 12/20/48 - 02/20/49	76,721	81,436
2.50%, 03/20/51 - 07/20/51	648,719	665,355
2.00%, 10/20/51	258,397	261,140
TBA, 2.00%, 01/15/52 (m)	305,000	307,939
		13,167,340
U.S. Treasury Note 12.8%
Treasury, United States Department of
0.25%, 03/15/24 - 07/31/25	615,000	600,385
1.50%, 10/31/24 - 08/15/26	1,201,000	1,216,196
2.25%, 11/15/25	980,000	1,020,731
0.38%, 12/31/25 - 01/31/26	1,500,000	1,452,273
0.88%, 09/30/26 - 11/15/30	364,000	352,289
1.25%, 11/30/26 - 06/30/28	1,570,000	1,558,005
0.63%, 03/31/27	420,000	405,956
2.88%, 08/15/28	375,000	409,570
1.38%, 11/15/31	429,000	423,369
		7,438,774
U.S. Treasury Bond 4.1%
Treasury, United States Department of
3.75%, 08/15/41	461,000	601,389
2.00%, 11/15/41	125,000	126,191
3.13%, 11/15/41	316,000	379,447
2.50%, 02/15/45 - 02/15/46	756,000	833,048
3.00%, 02/15/48	317,000	386,790
1.63%, 11/15/50	81,000	75,406
		2,402,271
U.S. Government Agency Obligations 0.4%
Federal National Mortgage Association, Inc.
0.88%, 08/05/30 (n)	229,000	215,807
Municipal 0.3%
Dallas/Fort Worth International Airport
2.84%, 11/01/46	55,000	55,291
Dormitory Authority State of New York
3.19%, 02/15/43	100,000	105,490
		160,781
Sovereign 0.1%
Gobierno de la Republica de Chile
3.10%, 05/07/41	52,000	51,135
Total Government And Agency Obligations (cost $23,064,002)		23,436,108
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 6.9%
Air Canada 2020-2 Class A Pass Through Trust
Series 2020-A-2, 5.25%, 04/01/29	23,606	25,363
Alaska Airlines 2020-1 Class A Pass Through Trust
Series 2020-A-1, 4.80%, 08/15/27	86,632	94,108
American Airlines, Inc.
Series 2016-AA-2, 3.20%, 06/15/28	152,900	151,442
American Tower Trust #1
Series 2013-A-2, 3.07%, 03/15/23	265,000	265,371
Avid Automobile Receivables Trust 2021-1
Series 2021-A-1, 0.61%, 01/15/25	59,781	59,677
Capital One Multi-Asset Execution Trust
Series 2021-A1-A1, 0.55%, 07/15/24	176,000	173,516
CCG Receivables Trust
Series 2019-A2-2, 2.11%, 03/14/23	27,243	27,427
CCG Receivables Trust 2021-2
Series 2021-A2-2, 0.54%, 03/14/29	192,000	190,877
CIM Trust 2021-J2
Series 2021-A1-J2, REMIC, 2.50%, 11/25/42 (l)	160,469	160,356
COMM Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	49,000	51,581
DLLAA 2021-1 LLC
Series 2021-A3-1A, 0.67%, 04/17/26	190,000	188,434
DLLMT 2021-1 LLC
Series 2021-A3-1A, 1.00%, 07/20/25	223,000	221,853
First Investors Auto Owner Trust 2021-1
Series 2021-A-1A, 0.45%, 12/15/23	91,613	91,482
First Investors Auto Owner Trust 2021-2
Series 2021-A-2A, 0.48%, 10/15/24	127,420	126,612
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22	8,796	8,854
GM Financial Automobile Leasing Trust 2020-1
Series 2020-A3-1, 1.67%, 12/20/22	83,380	83,576
GM Financial Automobile Leasing Trust 2020-3
Series 2020-A2A-3, 0.35%, 02/20/22	20,126	20,128
GM Financial Consumer Automobile Receivables Trust 2021-2
Series 2021-A3-2, 0.51%, 10/16/24	101,000	100,420

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
GM Financial Consumer Automobile Receivables Trust 2021-4
Series 2021-B-4, 1.25%, 10/18/27	85,000	84,034
Grace Trust
Series 2020-A-GRCE, REMIC, 2.35%, 12/12/30	177,000	178,840
Hilton Grand Vacations Trust 2019-A
Series 2019-A-AA, 2.34%, 07/25/33	73,386	74,697
Hudson Yards Mortgage Trust
Series 2019-A-30HY, REMIC, 3.23%, 07/12/29	150,000	160,385
Hyundai Auto Lease Securitization Trust 2021-B
Series 2021-A3-B, 0.33%, 06/17/24	265,000	263,360
Hyundai Auto Receivables Trust 2021-C
Series 2021-B-C, 1.49%, 11/15/25	53,000	52,596
Kubota Credit Owner Trust 2020-1
Series 2021-A3-1A, 0.62%, 08/15/25	100,000	99,236
Manhattan West 2020-1MW Mortgage Trust
Series 2020-A-OMW, REMIC, 2.13%, 09/10/27	201,074	200,491
OPG Trust 2021-PORT
Series 2021-A-PORT, REMIC, 0.58%, (1 Month USD LIBOR + 0.48%), 10/16/23 (l)	165,000	163,470
Prestige Auto Receivables Trust 2021-1
Series 2021-A3-1A, 0.83%, 07/15/25	95,000	94,652
Santander Retail Auto Lease Trust 2021-B
Series 2021-A3-B, 0.51%, 08/20/24	101,000	100,005
Sequoia Mortgage Trust 2020-4
Series 2020-A2-4, REMIC, 2.50%, 10/25/43 (l)	95,882	95,995
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	43,623	44,913
Series 2012-A-2, 4.00%, 10/29/24	39,078	40,338
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, REMIC, 3.92%, 06/17/27 (l)	57,000	60,492
Wells Fargo Mortgage Backed Securities Trust
Series 2020-A1-3, REMIC, 3.00%, 12/25/42 (l)	47,187	47,973
Westlake Automobile Receivables Trust 2021-3
Series 2021-A3-3A, REMIC, 0.95%, 06/16/25	192,000	191,511
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,994,207)		3,994,065
SENIOR FLOATING RATE INSTRUMENTS 2.2%
Consumer Discretionary 0.7%
Adient US LLC
2021 Term Loan B, 3.59%, (1 Month USD LIBOR + 3.50%), 04/30/28 (l)	78,790	78,708
Caesars Resort Collection, LLC
2020 Term Loan B1, 3.59%, (1 Month USD LIBOR + 3.50%), 06/19/25 (l)	80,975	80,955
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 1.84%, (1 Month USD LIBOR + 1.75%), 08/29/25 (l)	100,000	98,188
PCI Gaming Authority
Term Loan, 2.59%, (1 Month USD LIBOR + 2.50%), 05/15/26 (l)	109,653	109,055
UFC Holdings, LLC
2021 Term Loan B, 3.50%, (6 Month USD LIBOR + 2.75%), 04/29/26 (l)	53,177	52,882
		419,788
Industrials 0.5%
AAdvantage Loyalty IP Ltd.
2021 Term Loan, 5.50%, (3 Month USD LIBOR + 4.75%), 03/10/28 (l)	21,000	21,724
Air Canada
2021 Term Loan B, 4.25%, (3 Month USD LIBOR + 3.50%), 07/27/28 (l)	24,000	23,901
Berry Global, Inc.
2021 Term Loan Z, 1.86%, (3 Month USD LIBOR + 1.75%), 07/01/26 (l)	116,169	115,326
Cimpress Public Limited Company
USD Term Loan B, 4.00%, (1 Month USD LIBOR + 3.50%), 04/29/28 (l)	36,120	36,075
Genesee & Wyoming Inc.
Term Loan, 2.13%, (3 Month USD LIBOR + 2.00%), 10/29/26 (l)	50,235	49,892
Hertz Corporation, (The)
2021 Term Loan B, 3.75%, (1 Month USD LIBOR + 3.25%), 06/11/28 (l)	10,726	10,726
2021 Term Loan C, 3.75%, (1 Month USD LIBOR + 3.25%), 06/11/28 (l)	2,027	2,027
INEOS Styrolution US Holding LLC
2021 USD Term Loan B, 3.25%, (1 Month USD LIBOR + 2.75%), 01/21/26 (l)	26,865	26,770
		286,441
Communication Services 0.5%
CenturyLink, Inc.
2020 Term Loan B, 2.34%, (1 Month USD LIBOR + 2.25%), 03/15/27 (l)	98,000	96,802
CSC Holdings, LLC
2017 Term Loan B1, 2.36%, (3 Month USD LIBOR + 2.25%), 07/15/25 (l)	43,083	42,383
Diamond Sports Group, LLC
Term Loan, 3.35%, (1 Month USD LIBOR + 3.25%), 08/24/26 (l)	33,235	15,316
DirecTV Financing, LLC
Term Loan, 5.75%, (3 Month USD LIBOR + 5.00%), 07/22/27 (l)	35,503	35,514
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 2.60%, (3 Month USD LIBOR + 2.50%), 06/13/26 (l)	67,769	67,575
		257,590
Consumer Staples 0.2%
JBS USA Lux S.A.
2019 Term Loan B, 2.10%, (3 Month USD LIBOR + 2.00%), 04/27/26 (l)	93,156	92,901
Materials 0.1%
Sylvamo Corporation
Term Loan B, 5.00%, (3 Month USD LIBOR + 4.50%), 08/18/28 (l)	80,000	80,300
Information Technology 0.1%
Peraton Corp.
Term Loan B, 4.50%, (1 Month USD LIBOR + 3.75%), 02/22/28 (l)	70,408	70,383
Energy 0.1%
Traverse Midstream Partners LLC
2017 Term Loan, 5.25%, (3 Month USD LIBOR + 4.25%), 09/22/24 (l)	30,121	29,952
Financials 0.0%
Nordic Aviation
DIP Term Loan, 0.00%, 09/17/22 (f) (o)	8,058	8,058
Total Senior Floating Rate Instruments (cost $1,262,094)		1,245,413
SHORT TERM INVESTMENTS 2.9%
Investment Companies 2.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.02% (p)	1,301,382	1,301,382
Securities Lending Collateral 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (p)	375,040	375,040
Total Short Term Investments (cost $1,676,422)		1,676,422
Total Investments 101.6% (cost $57,757,538)		58,889,880
Other Derivative Instruments 0.0%		5,711
Other Assets and Liabilities, Net (1.6)%		(911,401)
Total Net Assets 100.0%		57,984,190

(a) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(b) Convertible security.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2021, the value and the percentage of net assets of these securities was $8,399,792 and 14.5% of the Fund.

(d) Non-income producing security.

(e) As of December 31, 2021, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

(h) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(i) All or a portion of the security was on loan as of December 31, 2021.

(j) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2021.

(k) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2021.

(l) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(m) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2021, the total payable for investments purchased on a delayed delivery basis was $1,723,328.

(n) The security is a direct debt of the agency and not collateralized by mortgages.

(o) This senior floating rate interest will settle after December 31, 2021. If a reference rate and spread is presented, it will go into effect upon settlement.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2021.

PPM Core Plus Fixed Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Nordic Aviation Capital, 6.58%, 03/14/25	10/01/19	139,295	109,347	0.2

PPM Core Plus Fixed Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	18	March 2022	2,324,986	1,125	23,452
United States 2 Year Note	10	April 2022	2,183,002	469	(1,284)
United States 5 Year Note	33	April 2022	3,975,466	2,320	16,760
United States Long Bond	16	March 2022	2,533,155	9,000	33,845
United States Ultra Bond	1	March 2022	195,408	1,563	1,717
				14,477	74,490
Short Contracts
United States 10 Year Ultra Bond	(33)	March 2022	(4,762,002)	(8,766)	(70,435)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
PPM High Yield Core Fund
CORPORATE BONDS AND NOTES 91.1%
Communication Services 16.5%
Advantage Sales & Marketing Inc.
6.50%, 11/15/28 (a)	292,000	306,605
Altice France Holding S.A.
5.13%, 07/15/29 (a)	202,000	197,056
5.50%, 10/15/29 (a)	200,000	198,000
Altice France S.A.
6.00%, 02/15/28 (a)	84,000	80,344
AMC Entertainment Holdings, Inc.
10.00%, 06/15/26 (a) (b) (c)	85,000	84,019
Audacy Capital Corp.
6.75%, 03/31/29 (a) (d)	233,000	227,666
CCO Holdings, LLC
5.13%, 05/01/27 (a)	108,000	111,796
5.00%, 02/01/28 (a)	203,000	210,476
5.38%, 06/01/29 (a)	351,000	378,931
4.50%, 05/01/32	111,000	114,425
4.25%, 01/15/34 (a)	125,000	123,090
CenturyLink, Inc.
5.13%, 12/15/26 (a)	112,000	116,526
7.60%, 09/15/39	24,000	25,754
Clear Channel International B.V.
6.63%, 08/01/25 (a)	85,000	88,147
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (a)	144,000	154,671
7.50%, 06/01/29 (a)	154,000	164,459
Connect Finco SARL
6.75%, 10/01/26 (a)	60,000	63,017
Consolidated Communications, Inc.
6.50%, 10/01/28 (a)	91,000	96,492
CSC Holdings, LLC
5.38%, 02/01/28 (a)	448,000	463,116
7.50%, 04/01/28 (a)	300,000	322,068
4.50%, 11/15/31 (a)	305,000	301,500
Cumulus Media New Holdings Inc.
6.75%, 07/01/26 (a) (d)	326,000	338,767
Diamond Sports Group, LLC
5.38%, 08/15/26 (a)	93,000	46,372
6.63%, 08/15/27 (a)	113,000	31,597
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	189,000	193,608
DISH DBS Corporation
5.88%, 11/15/24	86,000	88,316
7.75%, 07/01/26	156,000	164,783
5.25%, 12/01/26 (a)	102,000	103,609
5.75%, 12/01/28 (a)	70,000	70,777
Embarq Corporation
8.00%, 06/01/36	79,000	88,527
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (a)	13,000	13,750
5.00%, 05/01/28 (a)	93,000	95,950
6.75%, 05/01/29 (a)	286,000	298,277
Gray Television, Inc.
5.38%, 11/15/31 (a)	203,000	208,733
Hughes Satellite Systems Corporation
6.63%, 08/01/26	82,000	91,762
iHeartCommunications, Inc.
6.38%, 05/01/26	38,565	40,212
8.38%, 05/01/27	326,651	344,714
5.25%, 08/15/27 (a)	25,000	25,997
4.75%, 01/15/28 (a)	50,000	50,736
Iliad Holding
7.00%, 10/15/28 (a)	298,000	313,580
Intelsat Jackson Holdings S.A.
8.00%, 02/15/24 (a)	125,000	126,674
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (a)	319,000	337,631
5.13%, 07/15/29 (a)	145,000	146,643
Level 3 Financing, Inc.
4.63%, 09/15/27 (a)	131,000	133,824
4.25%, 07/01/28 (a)	122,000	121,575
3.63%, 01/15/29 (a)	140,000	133,943
Liberty Media Corporation
8.25%, 02/01/30	172,000	188,847
Live Nation Entertainment, Inc.
4.88%, 11/01/24 (a)	171,000	173,136
6.50%, 05/15/27 (a)	34,000	37,215
Midas Opco Holdings LLC
5.63%, 08/15/29 (a)	331,000	338,724
Nexstar Escrow Inc.
5.63%, 07/15/27 (a)	110,000	115,935
Radiate HoldCo, LLC
6.50%, 09/15/28 (a)	213,000	214,026
Sirius XM Radio Inc.
3.88%, 09/01/31 (a)	285,000	280,080
Sprint Corporation
7.88%, 09/15/23	25,000	27,585
7.13%, 06/15/24	331,000	371,808
7.63%, 03/01/26	25,000	29,977
6.88%, 11/15/28	94,000	118,925
SSL Robotics LLC
9.75%, 12/31/23 (a)	32,000	34,473
Telecom Italia SpA
6.00%, 09/30/34	109,000	115,280
Telesat Canada
5.63%, 12/06/26 (a)	98,000	91,999
6.50%, 10/15/27 (a)	201,000	155,762
Terrier Media Buyer, Inc.
8.88%, 12/15/27 (a)	354,000	382,744
T-Mobile USA, Inc.
3.38%, 04/15/29	149,000	152,012
Townsquare Media, Inc.
6.88%, 02/01/26 (a)	54,000	57,481
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (a)	39,000	39,251
		10,363,775
Consumer Discretionary 16.0%
Adient Global Holdings Ltd
4.88%, 08/15/26 (a)	144,000	147,430
Asbury Automotive Group, Inc.
4.63%, 11/15/29 (a)	54,000	55,105
5.00%, 02/15/32 (a)	101,000	104,345
Beazer Homes USA, Inc.
6.75%, 03/15/25	75,000	76,947
7.25%, 10/15/29	47,000	52,410
Boyd Gaming Corporation
4.75%, 06/15/31 (a)	86,000	88,152
Caesars Entertainment, Inc.
4.63%, 10/15/29 (a)	96,000	96,545
Carnival Corporation
7.63%, 03/01/26 (a)	121,000	126,711
5.75%, 03/01/27 (a)	185,000	184,953
4.00%, 08/01/28 (a)	40,000	39,709
6.00%, 05/01/29 (a)	108,000	107,431
Churchill Downs Incorporated
4.75%, 01/15/28 (a)	45,000	46,821
Eldorado Resorts, Inc.
8.13%, 07/01/27 (a)	186,000	205,876
Ford Motor Company
4.35%, 12/08/26	72,000	78,534
6.63%, 10/01/28	83,000	100,390
9.63%, 04/22/30	64,000	93,534
3.25%, 02/12/32	159,000	162,777
5.29%, 12/08/46	62,000	72,849
Guitar Center Escrow Issuer II, Inc.
8.50%, 01/15/26 (a)	310,000	331,996
Hawaiian Brand Intellectual Property, Ltd.
5.75%, 01/20/26 (a)	254,000	266,385
Hilton Domestic Operating Company Inc.
5.75%, 05/01/28 (a)	32,000	34,197
Hilton Grand Vacations Borrower LLC
5.00%, 06/01/29 (a)	201,000	206,188
4.88%, 07/01/31 (a)	174,000	174,724
IHOL Verwaltungs GmbH
6.00%, 05/15/27 (a) (c)	88,000	91,082

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
6.38%, 05/15/29 (a) (c)	161,000	173,577
International Game Technology PLC
5.25%, 01/15/29 (a)	141,000	149,578
IRB Holding Corp.
7.00%, 06/15/25 (a)	90,000	95,200
6.75%, 02/15/26 (a)	115,000	117,370
Jaguar Land Rover Automotive PLC
5.63%, 02/01/23 (a)	83,000	83,208
5.50%, 07/15/29 (a)	58,000	57,350
KB Home
4.80%, 11/15/29	66,000	71,993
L Brands, Inc.
7.50%, 06/15/29	140,000	159,429
6.88%, 11/01/35	165,000	205,387
Life Time, Inc.
5.75%, 01/15/26 (a)	142,000	147,670
8.00%, 04/15/26 (a)	238,000	248,823
MajorDrive Holdings IV LLC
6.38%, 06/01/29 (a)	216,000	208,572
Marriott Ownership Resorts, Inc.
6.13%, 09/15/25 (a)	25,000	26,059
4.75%, 01/15/28	64,000	64,967
Mattel, Inc.
5.88%, 12/15/27 (a)	55,000	59,130
MCE Finance Limited
5.38%, 12/04/29 (a)	110,000	106,429
Meritage Homes Corporation
3.88%, 04/15/29 (a)	109,000	114,856
MGM China Holdings Limited
4.75%, 02/01/27 (a)	57,000	55,191
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (a)	151,000	153,240
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (a)	115,053	122,979
Nemak, S.A.B. de C.V.
3.63%, 06/28/31 (a)	118,000	115,170
New Golden Nugget Inc.
6.75%, 10/15/24 (a)	70,000	70,013
NMG Holding Company, Inc.
7.13%, 04/01/26 (a)	145,000	153,852
Nordstrom, Inc.
4.00%, 03/15/27 (d)	201,000	202,823
Panther BF Aggregator 2 LP
8.50%, 05/15/27 (a)	130,000	137,821
PetSmart, Inc.
7.75%, 02/15/29 (a)	220,000	240,175
PM General Purchaser LLC
9.50%, 10/01/28 (a)	243,000	246,162
QVC, Inc.
5.45%, 08/15/34	247,000	244,655
Royal Caribbean Cruises Ltd.
10.88%, 06/01/23 (a)	177,000	193,597
9.13%, 06/15/23 (a)	80,000	85,282
4.25%, 07/01/26 (a)	124,000	120,395
5.50%, 08/31/26 (a)	213,000	216,569
Scientific Games International, Inc.
5.00%, 10/15/25 (a)	107,000	110,116
8.25%, 03/15/26 (a)	246,000	259,336
7.00%, 05/15/28 (a)	91,000	97,423
Seaworld Entertainment, Inc.
5.25%, 08/15/29 (a)	186,000	189,481
Shea Homes Limited Partnership, A California Limited Partnership
4.75%, 02/15/28 - 04/01/29 (a)	304,000	311,124
Staples, Inc.
7.50%, 04/15/26 (a)	149,000	153,030
10.75%, 04/15/27 (a) (d)	161,000	151,652
Stena International S.A R.L.
6.13%, 02/01/25 (a)	142,000	145,618
Tenneco Inc.
7.88%, 01/15/29 (a)	50,000	54,239
5.13%, 04/15/29 (a)	412,000	406,104
The Gap, Inc.
3.63%, 10/01/29 (a)	26,000	25,715
3.88%, 10/01/31 (a)	188,000	185,780
TKC Holdings, Inc.
10.50%, 05/15/29 (a)	150,000	161,847
Travel + Leisure Co.
4.50%, 12/01/29 (a)	124,000	124,896
Wyndham Destinations, Inc.
6.63%, 07/31/26 (a)	101,000	111,860
6.00%, 04/01/27 (b) (e)	65,000	70,951
4.63%, 03/01/30 (a)	95,000	95,475
		10,047,260
Energy 15.5%
Aethon United BR LP
8.25%, 02/15/26 (a)	250,000	268,347
Antero Midstream Partners LP
7.88%, 05/15/26 (a)	90,000	99,159
5.75%, 03/01/27 (a)	144,000	148,862
5.38%, 06/15/29 (a)	149,000	157,389
Archrock Partners, L.P.
6.25%, 04/01/28 (a)	180,000	187,512
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (a)	234,000	237,719
8.25%, 12/31/28 (a)	56,000	58,440
Baytex Energy Corp.
8.75%, 04/01/27 (a)	153,000	160,010
Bip-V Chinook
5.50%, 06/15/31 (a)	250,000	260,864
Blue Racer Midstream, LLC
7.63%, 12/15/25 (a)	35,000	37,209
6.63%, 07/15/26 (a)	57,000	59,055
Buckeye Partners, L.P.
4.50%, 03/01/28 (a)	167,000	168,853
5.85%, 11/15/43	24,000	23,558
5.60%, 10/15/44	19,000	18,506
Callon Petroleum Company
6.38%, 07/01/26	104,000	100,591
Cheniere Energy Partners, L.P.
3.25%, 01/31/32 (a)	58,000	58,638
Cheniere Energy, Inc.
4.63%, 10/15/28	140,000	148,824
Citgo Petroleum Corporation
7.00%, 06/15/25 (a)	135,000	138,534
6.38%, 06/15/26 (a)	100,000	101,526
Colgate Energy Partners III, LLC
5.88%, 07/01/29 (a)	132,000	136,039
DT Midstream, Inc.
4.13%, 06/15/29 (a)	101,000	103,839
4.38%, 06/15/31 (a)	74,000	77,139
Endeavor Energy Resources, L.P.
6.63%, 07/15/25 (a)	85,000	89,915
5.75%, 01/30/28 (a)	93,000	99,200
Energean Israel Finance Ltd
4.88%, 03/30/26 (f)	205,000	203,719
Energy Transfer LP
6.50%, (100, 08/15/26) (g)	30,000	30,791
6.75%, (100, 05/15/25) (g)	106,000	106,902
7.13%, (100, 05/15/30) (g)	62,000	63,264
EQM Midstream Partners, LP
4.13%, 12/01/26	163,000	168,001
6.50%, 07/01/27 (a)	104,000	116,673
4.50%, 01/15/29 (a)	128,000	133,144
4.75%, 01/15/31 (a)	206,000	217,717
6.50%, 07/15/48	82,000	99,541
EQT Corporation
3.90%, 10/01/27	77,000	82,713
5.00%, 01/15/29	33,000	36,732
7.50%, 02/01/30 (b) (e)	55,000	70,610
Hilcorp Energy I, L.P.
6.25%, 11/01/28 (a)	264,000	281,065
5.75%, 02/01/29 (a)	61,000	62,842
Husky Energy Inc.
13.00%, 02/15/25 (a) (c)	297,000	313,768
ITT Holdings LLC
6.50%, 08/01/29 (a)	249,000	246,058
MEG Energy Corp.
6.50%, 01/15/25 (a)	62,000	63,173

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
7.13%, 02/01/27 (a)	91,000	96,913
Murphy Oil Corporation
5.75%, 08/15/25	90,000	92,599
5.88%, 12/01/27	170,000	175,455
Nabors Industries Ltd
7.50%, 01/15/28 (a)	102,000	91,411
Nabors Industries, Inc.
7.38%, 05/15/27 (a)	57,000	58,950
Newfield Exploration Co.
5.63%, 07/01/24	149,000	164,179
NuStar Logistics, L.P.
6.00%, 06/01/26	85,000	92,713
6.38%, 10/01/30	194,000	216,350
Occidental Petroleum Corporation
6.95%, 07/01/24	198,000	220,148
3.50%, 06/15/25	35,000	35,844
3.20%, 08/15/26	231,000	237,225
8.88%, 07/15/30	80,000	108,041
6.13%, 01/01/31	90,000	109,244
7.50%, 05/01/31	100,000	131,510
6.45%, 09/15/36	234,000	298,359
7.95%, 06/15/39	55,000	72,569
4.30%, 08/15/39	168,000	167,089
6.60%, 03/15/46	139,000	180,406
Ovintiv Exploration Inc.
5.38%, 01/01/26	84,000	93,210
PBF Holding Company LLC
9.25%, 05/15/25 (a)	85,000	80,856
6.00%, 02/15/28 (d)	85,000	54,727
Precision Drilling Corporation
7.13%, 01/15/26 (a) (d)	87,000	89,008
6.88%, 01/15/29 (a)	63,000	64,151
Shelf Drilling Management Services DMCC
8.88%, 11/15/24 (a)	79,000	80,980
Southwestern Energy Company
7.75%, 10/01/27 (d)	90,000	97,012
8.38%, 09/15/28	96,000	107,385
5.38%, 03/15/30	80,000	85,842
4.75%, 02/01/32	70,000	73,787
Tap Rock Resources LLC
7.00%, 10/01/26 (a)	154,000	160,044
Targa Resource Corporation
5.00%, 01/15/28	107,000	112,861
5.50%, 03/01/30	258,000	282,221
4.88%, 02/01/31	56,000	60,838
Transocean Inc
11.50%, 01/30/27 (a)	94,000	92,230
Transocean Proteus Limited
6.25%, 12/01/24 (a)	125,000	123,736
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 - 11/01/33 (a)	257,000	267,948
4.13%, 08/15/31 (a)	23,000	24,541
Viper Energy Partners LP
5.38%, 11/01/27 (a)	44,000	45,535
		9,782,358
Industrials 11.6%
Aircastle Limited
4.25%, 06/15/26	141,000	151,046
Allied Universal Holdco LLC
6.63%, 07/15/26 (a)	137,000	143,699
9.75%, 07/15/27 (a)	169,000	180,654
4.63%, 06/01/28 (a)	61,000	60,951
American Airlines, Inc.
11.75%, 07/15/25 (a)	112,000	139,245
5.50%, 04/20/26 (a)	207,000	215,428
5.75%, 04/20/29 (a)	203,000	217,091
APX Group, Inc.
5.75%, 07/15/29 (a)	200,000	198,002
Bombardier Inc.
7.50%, 03/15/25 (a)	92,000	93,676
7.13%, 06/15/26 (a)	97,000	100,726
Builders FirstSource, Inc.
6.75%, 06/01/27 (a)	112,000	118,100
4.25%, 02/01/32 (a)	302,000	314,145
Cargo Aircraft Management, Inc.
4.75%, 02/01/28 (a)	166,000	169,173
CP Atlas Buyer, Inc.
7.00%, 12/01/28 (a)	178,000	176,811
Delta Air Lines, Inc.
7.00%, 05/01/25 (a)	111,000	127,209
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (a)	100,000	103,450
5.50%, 05/01/28 (a)	371,000	377,862
Foxtrot Escrow Issuer LLC
12.25%, 11/15/26 (a)	148,000	166,432
General Electric Company
3.53%, (3 Month USD LIBOR + 3.33%), (100, 03/15/22) (g) (h)	53,000	52,529
GFL Environmental Inc.
4.00%, 08/01/28 (a)	91,000	89,304
3.50%, 09/01/28 (a)	151,000	148,742
Graham Packaging Company Europe LLC
7.13%, 08/15/28 (a)	166,000	171,688
Howmet Aerospace Inc.
6.88%, 05/01/25	4,000	4,589
3.00%, 01/15/29	204,000	204,360
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (a)	172,000	177,270
Masonite International Corporation
5.38%, 02/01/28 (a)	60,000	63,042
Pactiv Evergreen Group Issuer Incorporated
4.38%, 10/15/28 (a)	207,000	205,443
Pitney Bowes Inc.
6.88%, 03/15/27 (a)	337,000	349,958
Prime Security Services Borrower, LLC
5.25%, 04/15/24 (a)	52,000	55,337
5.75%, 04/15/26 (a)	81,000	86,949
3.38%, 08/31/27 (a)	55,000	52,967
6.25%, 01/15/28 (a)	201,000	209,855
Rolls-Royce Plc
5.75%, 10/15/27 (a)	239,000	264,086
SkyMiles IP Ltd.
4.75%, 10/20/28 (a)	42,000	45,942
Spirit Airlines, Inc.
8.00%, 09/20/25 (a)	84,277	93,016
Summit Materials, LLC
5.25%, 01/15/29 (a)	138,000	144,490
Terex Corporation
5.00%, 05/15/29 (a)	191,000	196,482
TransDigm Inc.
8.00%, 12/15/25 (a)	34,000	35,864
6.25%, 03/15/26 (a)	296,000	307,584
Transdigm UK Holdings PLC
6.88%, 05/15/26	51,000	53,374
Triumph Group, Inc.
8.88%, 06/01/24 (a)	65,000	70,852
Uber Technologies, Inc.
7.50%, 05/15/25 - 09/15/27 (a)	232,000	250,741
4.50%, 08/15/29 (a)	90,000	91,868
United Airlines Pass Through Trust
4.38%, 04/15/26 (a)	41,000	42,779
4.63%, 04/15/29 (a)	208,000	215,729
Univar Solutions USA Inc.
5.13%, 12/01/27 (a)	62,000	64,725
Vertical Holdco GmbH
7.63%, 07/15/28 (a)	186,000	199,104
Vertical U.S. Newco Inc.
5.25%, 07/15/27 (a)	88,000	92,430
Watco Companies, L.L.C.
6.50%, 06/15/27 (a)	171,000	178,855
		7,273,654
Financials 11.1%
Acrisure, LLC
6.00%, 08/01/29 (a)	316,000	311,970
Advisor Group Holdings, Inc.
10.75%, 08/01/27 (a)	188,000	209,231
Albion Financing 2 S.a r.l.
8.75%, 04/15/27 (a)	125,000	126,914

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
Aretec Escrow Issuer Inc
7.50%, 04/01/29 (a)	161,000	165,332
Castlelake Aviation Finance Designated Activity Company
5.00%, 04/15/27 (a)	157,000	155,343
Citigroup Inc.
5.00%, (100, 09/12/24) (g)	166,000	171,481
Credit Suisse Group AG
5.25%, (100, 02/11/27) (a) (g)	200,000	205,496
6.25%, (100, 12/18/24) (a) (g) (i)	60,000	63,892
EG Global Finance PLC
6.75%, 02/07/25 (a)	180,000	181,350
8.50%, 10/30/25 (a)	230,000	239,643
FirstCash, Inc.
4.63%, 09/01/28 (a)	126,000	125,927
Ford Motor Credit Company LLC
3.09%, 01/09/23	200,000	203,223
5.13%, 06/16/25	132,000	143,930
Freedom Mortgage Corporation
7.63%, 05/01/26 (a)	319,000	325,774
Hertz Vehicle Financing II LP
5.00%, 12/01/29 (a)	74,000	74,194
HUB International Limited
7.00%, 05/01/26 (a)	129,000	132,540
Icahn Enterprises L.P.
6.25%, 05/15/26	259,000	269,672
5.25%, 05/15/27	196,000	201,488
IHS Luxembourg S.A R.L.
5.75%, 04/15/25 (a)	35,000	35,918
Intelligent Packaging Holdco Issuer Ltd Partnership
9.00%, 01/15/26 (a) (c)	39,000	40,843
Jane Street Group, LLC
4.50%, 11/15/29 (a)	38,000	38,535
JBS Finance Luxembourg S.a r.l.
3.63%, 01/15/32 (a)	300,000	302,674
Lions Gate Capital Holdings LLC
5.50%, 04/15/29 (a)	316,000	322,936
LPL Holdings, Inc.
4.63%, 11/15/27 (a)	93,000	96,340
LSF11 A5 Holdco LLC
6.63%, 10/15/29 (a)	153,000	150,924
Markel Corporation
6.00%, (100, 06/01/25) (g)	129,000	140,961
Navient Corporation
5.88%, 10/25/24	82,000	87,568
6.75%, 06/15/26	162,000	179,030
4.88%, 03/15/28	30,000	29,962
5.50%, 03/15/29	112,000	112,084
Nielsen Finance LLC
5.88%, 10/01/30 (a)	140,000	147,818
4.75%, 07/15/31 (a)	215,000	213,050
Nordic Aviation Capital
0.00%, 02/27/24 - 03/14/27 (c) (f) (j) (k) (l)	210,915	168,160
Rocket Mortgage, LLC
4.00%, 10/15/33 (a)	160,000	162,142
SLM Corporation
6.13%, 03/25/24	140,000	149,287
5.63%, 08/01/33	190,000	180,915
Springleaf Finance Corporation
8.88%, 06/01/25	51,000	54,722
Telenet Finance Luxembourg Notes S.A R.L.
5.50%, 03/01/28 (a)	200,000	206,000
USA Compression Finance Corp.
6.88%, 04/01/26 - 09/01/27	429,000	451,586
VistaJet Malta Finance P.L.C.
10.50%, 06/01/24 (a)	273,000	293,313
Ziggo Bond Finance B.V.
6.00%, 01/15/27 (a)	103,000	106,130
		6,978,298
Health Care 5.3%
Bausch Health Companies Inc.
6.13%, 04/15/25 (a)	208,000	212,301
8.50%, 01/31/27 (a)	142,000	150,150
7.00%, 01/15/28 (a)	51,000	51,268
5.00%, 01/30/28 (a)	40,000	37,219
4.88%, 06/01/28 (a)	41,000	42,065
6.25%, 02/15/29 (a)	138,000	131,310
Centene Corporation
3.38%, 02/15/30	88,000	89,719
2.50%, 03/01/31	95,000	92,286
Community Health Systems, Inc.
6.00%, 01/15/29 (a)	22,000	23,564
6.88%, 04/15/29 (a)	112,000	114,379
4.75%, 02/15/31 (a)	153,000	154,910
Endo Designated Activity Company
9.50%, 07/31/27 (a)	187,000	190,012
6.00%, 06/30/28 (a) (d)	194,000	144,809
Endo Luxembourg Finance Company I S.a r.l.
6.13%, 04/01/29 (a)	118,000	115,532
HCA Inc.
5.38%, 02/01/25	109,000	119,766
IQVIA Inc.
5.00%, 05/15/27 (a)	125,000	129,424
Mednax, Inc.
6.25%, 01/15/27 (a)	117,000	122,814
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (a)	215,000	214,252
5.25%, 10/01/29 (a)	153,000	155,382
Ortho-Clinical Diagnostics, Inc.
7.38%, 06/01/25 (a)	90,000	94,965
7.25%, 02/01/28 (a)	27,000	29,009
Par Pharmaceutical, Inc.
7.50%, 04/01/27 (a)	89,000	90,922
Tenet Healthcare Corporation
6.75%, 06/15/23	76,000	81,316
7.50%, 04/01/25 (a)	118,000	123,948
4.88%, 01/01/26 (a)	93,000	95,543
5.13%, 11/01/27 (a)	183,000	190,793
6.13%, 10/01/28 (a)	140,000	147,926
4.38%, 01/15/30 (a)	160,000	162,191
		3,307,775
Materials 4.8%
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (a)	155,000	156,212
Carpenter Technology Corporation
6.38%, 07/15/28	63,000	66,926
CVR Partners, LP
9.25%, 06/15/23 (a)	28,000	28,063
6.13%, 06/15/28 (a)	76,000	80,329
EverArc Escrow
5.00%, 10/30/29 (a)	158,000	158,137
First Quantum Minerals Ltd
7.50%, 04/01/25 (a)	110,000	113,138
6.88%, 10/15/27 (a)	140,000	150,856
Flex Acquisition Company, Inc.
6.88%, 01/15/25 (a)	155,000	155,154
FMG Resources (August 2006) Pty Ltd
5.13%, 05/15/24 (a)	65,000	68,909
4.38%, 04/01/31 (a)	148,000	155,720
Freeport-McMoRan Inc.
5.00%, 09/01/27	117,000	122,453
5.40%, 11/14/34	108,000	131,520
FXI Holdings, Inc.
7.88%, 11/01/24 (a)	108,000	110,080
Hexion Inc.
7.88%, 07/15/27 (a)	163,000	172,482
Hudbay Minerals Inc.
4.50%, 04/01/26 (a)	58,000	58,026
6.13%, 04/01/29 (a)	277,000	293,760
NOVA Chemicals Corporation
4.88%, 06/01/24 (a)	155,000	160,732
5.25%, 06/01/27 (a)	185,000	197,303
Pearl Merger Sub Inc.
6.75%, 10/01/28 (a)	220,000	226,303
The Chemours Company
5.75%, 11/15/28 (a)	225,000	235,344
United States Steel Corporation
6.88%, 03/01/29	193,000	207,560
		3,049,007

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
Consumer Staples 4.5%
APi Escrow Corp.
4.75%, 10/15/29 (a)	157,000	159,526
Edgewell Personal Care Colombia S A S
5.50%, 06/01/28 (a)	74,000	78,585
JBS USA Food Company
6.50%, 04/15/29 (a)	48,000	52,869
Kraft Heinz Foods Company
3.88%, 05/15/27	96,000	103,688
4.63%, 10/01/39	218,000	256,201
4.88%, 10/01/49	153,000	192,703
Marb Bondco PLC
3.95%, 01/29/31 (a)	290,000	277,368
Matterhorn Merger Sub, LLC
8.50%, 06/01/26 (a)	247,000	247,894
Pilgrim's Pride Corporation
5.88%, 09/30/27 (a)	131,000	138,312
4.25%, 04/15/31 (a)	210,000	220,694
3.50%, 03/01/32 (a)	53,000	53,744
Safeway Inc.
5.88%, 02/15/28 (a)	157,000	166,712
Sigma Holdco B.V.
7.88%, 05/15/26 (a) (d)	303,000	292,752
Turning Point Brands, Inc.
5.63%, 02/15/26 (a)	61,000	61,171
United Natural Foods, Inc.
6.75%, 10/15/28 (a)	198,000	212,290
United Rentals (North America), Inc.
3.75%, 01/15/32	155,000	156,227
Verscend Holding Corp.
9.75%, 08/15/26 (a)	147,000	155,335
		2,826,071
Information Technology 3.2%
ams AG
7.00%, 07/31/25 (a) (d)	416,000	441,309
Arches Buyer Inc.
6.13%, 12/01/28 (a)	19,000	19,127
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (a)	83,000	84,351
4.00%, 07/01/29 (a)	67,000	69,236
Boxer Parent Company Inc.
7.13%, 10/02/25 (a)	46,000	48,303
Commscope Finance LLC
6.00%, 03/01/26 (a)	95,000	98,424
8.25%, 03/01/27 (a)	93,000	95,645
CommScope Holding Company, Inc.
6.00%, 06/15/25 (a)	85,000	85,093
Entegris, Inc.
4.38%, 04/15/28 (a)	82,000	84,611
LogMeIn, Inc.
5.50%, 09/01/27 (a)	67,000	67,712
MPH Acquisition Holdings LLC
5.75%, 11/01/28 (a)	189,000	179,664
Open Text Corporation
3.88%, 02/15/28 (a)	112,000	114,161
3.88%, 12/01/29 (a)	157,000	159,513
4.13%, 02/15/30 (a)	150,000	154,257
ViaSat, Inc.
5.63%, 09/15/25 - 04/15/27 (a)	230,000	233,619
6.50%, 07/15/28 (a)	91,000	91,189
		2,026,214
Real Estate 1.5%
Cushman & Wakefield PLC
6.75%, 05/15/28 (a)	93,000	100,067
EPR Properties
3.75%, 08/15/29	136,000	137,140
Service Properties Trust
5.25%, 02/15/26	373,000	370,888
Uniti Group Inc.
7.88%, 02/15/25 (a)	55,000	57,371
6.50%, 02/15/29 (a)	144,000	143,453
VICI Properties Inc.
4.25%, 12/01/26 (a)	51,000	53,105
3.75%, 02/15/27 (a)	59,000	60,962
		922,986
Utilities 1.1%
Calpine Corporation
4.50%, 02/15/28 (a)	217,000	225,107
5.13%, 03/15/28 (a)	126,000	128,031
3.75%, 03/01/31 (a)	115,000	110,924
Pacific Gas And Electric Company
5.00%, 07/01/28 (d)	75,000	78,850
Vistra Operations Company LLC
5.00%, 07/31/27 (a)	50,000	51,905
4.38%, 05/01/29 (a)	104,000	104,393
		699,210
Total Corporate Bonds And Notes (cost $55,391,848)		57,276,608
SENIOR FLOATING RATE INSTRUMENTS 4.9%
Information Technology 1.3%
Almonde, Inc.
USD 1st Lien Term Loan, 4.50%, (3 Month USD LIBOR + 3.50%), 04/26/24 (h)	65,433	65,096
CoreLogic, Inc.
Term Loan, 4.00%, (1 Month USD LIBOR + 3.50%), 04/14/28 (h)	90,773	90,591
Cornerstone OnDemand, Inc.
2021 Term Loan, 4.25%, (3 Month USD LIBOR + 3.75%), 09/08/26 (h)	69,876	69,601
LogMeIn, Inc.
Term Loan B, 4.84%, (3 Month USD LIBOR + 4.75%), 08/31/27 (h)	67,320	66,880
Peraton Corp.
Term Loan B, 4.50%, (1 Month USD LIBOR + 3.75%), 02/22/28 (h)	144,905	144,853
RealPage, Inc
1st Lien Term Loan, 3.75%, (1 Month USD LIBOR + 3.25%), 02/18/28 (h)	148,802	148,268
Redstone Holdco 2 LP
2021 Term Loan, 5.50%, (3 Month USD LIBOR + 4.75%), 04/27/28 (h)	150,000	142,922
Verifone Systems, Inc.
2018 1st Lien Term Loan, 4.18%, (3 Month USD LIBOR + 4.00%), 08/09/25 (h)	62,479	61,323
		789,534
Consumer Discretionary 1.1%
Great Outdoors Group, LLC
2021 Term Loan B1, 4.50%, (3 Month USD LIBOR + 3.75%), 02/26/28 (h)	289,086	289,146
Michaels Companies, Inc.
2021 Term Loan B, 5.00%, (3 Month USD LIBOR + 4.25%), 04/08/28 (h)	123,181	121,971
Mileage Plus Holdings LLC
2020 Term Loan B, 6.25%, (3 Month USD LIBOR + 5.25%), 12/31/23 (h)	49,200	51,814
Rent-A-Center, Inc.
2021 First Lien Term Loan B, 3.75%, (1 Month USD LIBOR + 3.25%), 02/04/28 (h)	148,875	148,411
TGP Holdings III, LLC
2021 Term Loan, 4.25%, (3 Month USD LIBOR + 3.25%), 06/24/28 (h)	101,571	101,021
		712,363
Industrials 0.7%
AAdvantage Loyalty IP Ltd.
2021 Term Loan, 5.50%, (3 Month USD LIBOR + 4.75%), 03/10/28 (h)	187,000	193,444
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, 3.63%, (3 Month USD LIBOR + 3.50%), 04/06/26 (h)	23,583	22,910
2020 Term Loan B1, 3.63%, (3 Month USD LIBOR + 3.50%), 04/06/26 (h)	43,864	42,612
Hertz Corporation, (The)
2021 Term Loan B, 3.75%, (1 Month USD LIBOR + 3.25%), 06/11/28 (h)	125,898	125,898
2021 Term Loan C, 3.75%, (1 Month USD LIBOR + 3.25%), 06/11/28 (h)	23,786	23,786

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

	Shares/Par[1]	Value ($)
United Airlines, Inc.
2021 Term Loan B, 4.50%, (3 Month USD LIBOR + 3.75%), 04/14/28 (h)	53,694	53,767
		462,417
Communication Services 0.7%
Allen Media, LLC
2021 Incremental Term Loan, 0.00%, (3 Month USD LIBOR + 5.50%), 02/10/27 (h) (m)	59,592	59,473
2021 Delayed Draw Term Loan B, 5.63%, (3 Month USD LIBOR + 5.50%), 02/10/27 (h)	54,178	54,069
Consolidated Communications, Inc.
2021 Term Loan B, 4.25%, (1 Month USD LIBOR + 3.50%), 09/15/27 (h)	40,800	40,705
GOGO Intermediate Holdings LLC
Term Loan B, 4.50%, (3 Month USD LIBOR + 3.75%), 04/21/28 (h)	152,953	152,816
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 5.50%, (3 Month USD LIBOR + 4.50%), 06/20/24 (h)	99,482	96,601
		403,664
Health Care 0.5%
Advisor Group, Inc.
2021 Term Loan, 4.59%, (1 Month USD LIBOR + 4.50%), 07/31/26 (h)	83,719	83,945
Illuminate Merger Sub Corp.
Term Loan, 4.00%, (3 Month USD LIBOR + 3.50%), 06/30/28 (h)	154,000	152,605
Lonza Group AG
USD Term Loan B, 4.75%, (6 Month USD LIBOR + 4.00%), 04/29/28 (h)	81,666	81,555
		318,105
Financials 0.4%
Acrisure, LLC
2020 Term Loan B, 3.63%, (3 Month USD LIBOR + 3.50%), 01/30/27 (h)	96,039	94,839
Nordic Aviation
DIP Term Loan, 0.00%, 09/17/22 (l) (m)	12,368	12,367
Raptor Acquisition Corp.
2021 Term Loan, 4.75%, (3 Month USD LIBOR + 4.00%), 11/01/26 (h)	155,000	155,291
		262,497
Materials 0.2%
Groupe Solmax Inc.
Term Loan, 5.50%, (3 Month USD LIBOR + 4.75%), 12/30/24 (h)	114,953	114,571
Total Senior Floating Rate Instruments (cost $3,064,101)		3,063,151
INVESTMENT COMPANIES 0.9%
iShares Broad USD High Yield Corporate Bond ETF	14,096	580,614
Total Investment Companies (cost $579,496)		580,614
COMMON STOCKS 0.3%
Communication Services 0.2%
Clear Channel Outdoor Holdings, Inc. (j)	8,143	26,953
iHeartMedia, Inc. - Class A (j)	3,283	69,074
		96,027
Energy 0.1%
MPLX LP	2,200	65,098
Total Common Stocks (cost $175,217)		161,125
SHORT TERM INVESTMENTS 3.3%
Securities Lending Collateral 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (n)	1,243,350	1,243,350
Investment Companies 1.3%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.02% (n)	846,399	846,399
Total Short Term Investments (cost $2,089,749)		2,089,749
Total Investments 100.5% (cost $61,300,411)		63,171,247
Other Assets and Liabilities, Net (0.5)%		(297,723)
Total Net Assets 100.0%		62,873,524

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2021, the value and the percentage of net assets of these securities was $44,015,459 and 70.0% of the Fund.

(b) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2021.

(c) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(d) All or a portion of the security was on loan as of December 31, 2021.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2021.

(f) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(i) Convertible security.

(j) Non-income producing security.

(k) As of December 31, 2021, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(l) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(m) This senior floating rate interest will settle after December 31, 2021. If a reference rate and spread is presented, it will go into effect upon settlement.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2021.

PPM High Yield Core Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Energean Israel Finance Ltd, 4.88%, 03/30/26	03/09/21	205,237	203,719	0.3
Nordic Aviation Capital, 4.79%, 02/27/24	02/06/20	81,782	59,946	0.1
Nordic Aviation Capital, 6.83%, 03/14/27	10/01/19	129,133	108,214	0.2
		416,152	371,879	0.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

PPM High Yield Core Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/ (Depreciation) ($)
TGP Holdings III, LLC - 2021 Delayed Draw Term Loan	13,393	(86)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 18

PPMFunds

Schedules of Investments

December 31, 2021

Currency Abbreviations:

USD - United States Dollar
CAD - Canadian Dollar

Abbreviations:

ABS - Asset Backed Security
CMBS - Commercial Mortgage Backed Securities
DIP - Debtor-in-Possession
ETF - Exchange Traded Fund
LIBOR – London Interbank Offered Rate
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced (Securities purchased on a delayed delivery basis)
U.S. or US - United States

Counterparty Abbreviations

MLP - Merrill Lynch Professional Clearing Corp.

1Par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in contracts.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Assets and Liabilities

December 31, 2021

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Assets
Investments, at value	$58,889,880	$63,171,247
Variation margin on futures	14,477	—
Cash	13,280	8,894
Receivable from:
Investment securities sold	839,272	29,262
Dividends and interest	340,012	907,763
Adviser	92,317	88,716
Deposits with brokers and counterparties	83,184	—
Other assets	2,985	3,382
Total assets	60,275,407	64,209,264
Liabilities
Variation margin on futures	8,766	—
Payable for:
Investment securities purchased	1,833,780	12,452
Deposits from counterparties	3,464	—
Return of securities loaned	375,040	1,243,350
Advisory fees	19,680	29,075
Administrative fees	4,920	5,286
Board of Trustees fees	563	743
Chief Compliance Officer fees	4,148	4,457
Other expenses	40,856	40,377
Total liabilities	2,291,217	1,335,740
Net assets	$57,984,190	$62,873,524
Net assets consist of:
Paid-in capital	$56,806,957	$61,930,206
Total distributable earnings (loss)	1,177,233	943,318
Net assets	$57,984,190	$62,873,524
Net assets - Institutional Class	$57,984,190	$62,873,524
Shares outstanding - Institutional Class	5,660,601	6,211,732
Net asset value per share - Institutional Class	$10.24	$10.12
Investments, at cost	$57,757,538	$61,300,411
Securities on loan included in
Investments, at value	367,255	1,649,094

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Operations

For the Period Ended December 31, 2021

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Investment income
Dividends	$1,082	$40,264
Interest	1,470,140	3,460,546
Securities lending	856	7,386
Total investment income	1,472,078	3,508,196

Expenses
Advisory fees	229,220	334,144
Administrative fees	57,305	60,753
Legal fees	132,540	141,158
Transfer agent fees	32,005	29,025
Board of Trustees fees	71,013	76,011
Chief Compliance Officer fees	48,153	51,023
Registration and filing fees	—	13,475
Other expenses	12,885	16,583
Total expenses	583,121	722,172
Expense waiver	(325,281)	(296,893)
Net expenses	257,840	425,279
Net investment income (loss)	1,214,238	3,082,917

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	1,017,582	1,768,869
Futures contracts	(173,921)	—
Swap agreements	(1,153)	—
Net change in unrealized appreciation
(depreciation) on:
Investments	(2,477,287)	(1,533,334)
Futures contracts	(4,809)	—
Swap agreements	689	—
Net realized and unrealized gain (loss)	(1,638,899)	235,535
Change in net assets from operations	$(424,661)	$3,318,452

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Period Ended December 31, 2021

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Operations
Net investment income (loss)	$1,214,238	$3,082,917
Net realized gain (loss)	842,508	1,768,869
Net change in unrealized appreciation
(depreciation)	(2,481,407)	(1,533,334)
Change in net assets from operations	(424,661)	3,318,452
Distributions to shareholders
From distributable earnings
Institutional Class	(2,226,697)	(3,067,863)
Total distributions to shareholders	(2,226,697)	(3,067,863)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	3,741,040	3,806,970
Reinvestment of distributions
Institutional Class	2,224,764	3,067,863
Cost of shares redeemed
Institutional Class	(1,654,984)	(1,712,936)
Change in net assets from
share transactions	4,310,820	5,161,897
Change in net assets	1,659,462	5,412,486
Net assets beginning of year	56,324,728	57,461,038
Net assets end of year	$57,984,190	$62,873,524

[1]Share transactions
Shares sold
Institutional Class	359,026	376,612
Reinvestment of distributions
Institutional Class	214,319	303,176
Shares redeemed
Institutional Class	(158,777)	(169,419)
Change in shares
Institutional Class	414,568	510,369
Purchases and sales of long term
investments
Purchase of securities	$50,872,588	$39,057,771
Purchase of U.S. government securities	20,238,327 (a)	—
Total purchases	$71,110,915	$39,057,771
Proceeds from sales of securities	$49,799,211	$34,483,809
Proceeds from sales of U.S. government
securities	18,379,727 (a)	—
Total proceeds from sales	$68,178,938	$34,483,809

(a)	Amounts exclude $24,664,495 and $24,812,552 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Year Ended December 31, 2020

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Operations
Net investment income (loss)	$1,380,672	$2,859,380
Net realized gain (loss)	1,915,216	(1,497,992)
Net change in unrealized appreciation
(depreciation)	1,844,086	1,624,315
Change in net assets from operations	5,139,974	2,985,703
Distributions to shareholders
From distributable earnings
Institutional Class	(3,454,821)	(2,859,255)
Total distributions to shareholders	(3,454,821)	(2,859,255)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	3,421,463	53,952,373
Reinvestment of distributions
Institutional Class	3,450,515	2,518,652
Cost of shares redeemed
Institutional Class	(3,565,000)	(54,751,256)
Change in net assets from
share transactions	3,306,978	1,719,769
Change in net assets	4,992,131	1,846,217
Net assets beginning of year	51,332,597	55,614,821
Net assets end of year	$56,324,728	$57,461,038

[1]Share transactions
Shares sold
Institutional Class	313,605	5,524,907
Reinvestment of distributions
Institutional Class	320,644	263,928
Shares redeemed
Institutional Class	(325,011)	(5,601,815)
Change in shares
Institutional Class	309,238	187,020

See accompanying Notes to Financial Statements.

PPMFunds

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). The net investment income (loss) per share is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Portfolio Turnover. Portfolio turnover is not annualized for periods of less than one year. Dollar roll and in-kind transactions are excluded for purposes of calculating portfolio turnover. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

Ratios. Ratios are annualized for periods less than one year.

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

PPM Core Plus Fixed Income Fund

Institutional Class
12/31/21		10.74	0.22	(0.31)	(0.09)	(0.25)	(0.16)	10.24	(0.88)	57,984	121	(b)	0.45	1.02	2.12
12/31/20		10.40	0.27	0.76	1.03	(0.30)	(0.39)	10.74	9.98	56,325	80	(b)	0.49	0.85	2.55
12/31/19		9.85	0.31	0.71	1.02	(0.31)	(0.16)	10.40	10.51	51,333	108	(b)	0.50	0.70	3.02
12/31/18	(a)	10.00	0.15	(0.14)	0.01	(0.16)	—	9.85	0.07	50,198	25	(b)	0.50	0.78	3.30

PPM High Yield Core Fund

Institutional Class
12/31/21		10.08	0.51	0.04	0.55	(0.51)	—	10.12	5.60	62,874	58		0.70	1.19	5.07
12/31/20		10.09	0.51	(0.01)	0.50	(0.51)	—	10.08	5.34	57,461	82		0.69	1.01	5.30
12/31/19		9.26	0.54	0.83	1.37	(0.54)	—	10.09	15.02	55,615	78		0.70	0.85	5.50
12/31/18	(a)	10.00	0.25	(0.71)	(0.46)	(0.26)	(0.02)	9.26	(4.74)	48,121	18		0.70	0.92	5.53

(a)	The Fund commenced operations on July 16, 2018.
(b)	Portfolio turnover including dollar roll transactions for PPM Core Plus Fixed Income Fund was 31%, 113%, 118% and 165% for 2018, 2019, 2020 and 2021 respectively.

See accompanying Notes to Financial Statements.

PPMFunds

Notes to Financial Statements

December 31, 2021

NOTE 1. ORGANIZATION

PPM Funds (the “Trust”) is an open-ended management investment company, organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated November 9, 2017, as amended and restated March 12, 2018. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended ("the 1940 Act"), and its shares are registered under the Securities Act of 1933, as amended ("the 1933 Act"). The Trust currently consists of two series, (collectively, the “Funds” and each individually a “Fund”): PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund. The Funds offer only Institutional Class shares. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective, policies and strategies. The Funds are classified as diversified under the 1940 Act.

PPM America, Inc. (“PPM” or “Adviser”) serves as the investment adviser of the Funds, with responsibility for the professional investment supervision and management of the Funds. The Adviser is an indirect, wholly-owned subsidiary of Jackson Financial, Inc. (“Jackson”). Jackson National Asset Management LLC (“JNAM” or “Administrator”), an affiliate of PPM, serves as the administrator. JNAM is a wholly owned subsidiary of Jackson. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prior to September 13, 2021, Prudential plc owned a majority interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with US generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and certain members of JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available or are determined to be not reflective of fair value. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The Board is promptly notified of any matters significantly impacting the application of the Funds' valuation policies and procedures. The Board also receives monthly reports on other fair valuation determinations deemed material.

The net asset value ("NAV") of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Debt and derivative securities are generally valued by independent pricing services approved by the Board. If a valuation from a third-party pricing service is unavailable or it is determined that such valuation does not approximate fair value, debt obligations with remaining maturities of sixty (60) days or less may be valued at their amortized cost, unless it is determined that such practice also does not approximate fair value. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of US securities markets. Securities are fair valued based on observable and unobservable inputs, including the Administrator's or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Administrator may utilize pricing services or other sources in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price

PPMFunds

Notes to Financial Statements

December 31, 2021

and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends from net investment income are declared daily and paid monthly for PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund. Distributions of net realized capital gains, if any, are declared and distributed at least annually for the Funds only to the extent they exceeded available capital loss carryovers.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Funds. The Custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

The Trust has entered into a Transfer Agency Agreement with UMB Fund Services, Inc. UMB Fund Services, Inc. is the transfer agent and dividend disbursing agent of all shares.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become uncollectable. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The new guidance provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued due to reference rate reform. The amendments in this update are elective and may be applied through December 31, 2022. Management is currently evaluating the potential impacts of reference rate reform and the adoption of this ASU on the Funds’ financial statements.

Effective March 8, 2021, the SEC adopted Rule 2a-5 under the Investment Company Act – Good Faith Determinations of Fair Value. The Rule addresses valuation practices and the role of a fund’s board of directors with respect to the fair value of the investments of a fund. The SEC has provided an eighteen-month transition period, beginning from the effective date of the rule, for funds to prepare to come into compliance with the rule. Management is currently evaluating potential impacts that adoption of Rule 2a-5 may have on the Funds’ financial statements.

Effective February 19, 2021, the SEC adopted Rule 18f-4 under the Investment Company Act – Use of Derivatives by Registered Investment Companies and Business Development Companies. The rule is designed to provide an updated and more comprehensive approach to the regulation of funds’ use of derivatives and other transactions. Funds are required to comply with Rule 18f-4 by August 19, 2022. Management is currently evaluating potential impacts, if any, that adoption of Rule 18f-4 may have on the Funds’ financial statements.

PPMFunds

Notes to Financial Statements

December 31, 2021

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, "Fair Value Measurement". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, swap agreements valued by pricing services, American Depositary Receipts and Global Depositary Receipts for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2021, by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
PPM Core Plus Fixed Income Fund
Assets - Securities
Corporate Bonds And Notes	—	28,428,525	109,347	28,537,872
Government And Agency Obligations	—	23,436,108	—	23,436,108
Non-U.S. Government Agency Asset-Backed Securities	—	3,994,065	—	3,994,065
Senior Floating Rate Instruments	—	1,237,355	8,058	1,245,413
Short Term Investments	1,676,422	—	—	1,676,422
	1,676,422	57,096,053	117,405	58,889,880
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	75,774	—	—	75,774
	75,774	—	—	75,774
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(71,719)	—	—	(71,719)
	(71,719)	—	—	(71,719)
PPM High Yield Core Fund
Assets - Securities
Corporate Bonds And Notes	—	57,108,448	168,160	57,276,608
Senior Floating Rate Instruments	—	3,050,784	12,367	3,063,151
Investment Companies	580,614	—	—	580,614
Common Stocks	161,125	—	—	161,125
Short Term Investments	2,089,749	—	—	2,089,749
	2,831,488	60,159,232	180,527	63,171,247
Liabilities - Securities
Senior Floating Rate Instruments[2]	—	(86)	—	(86)
	—	(86)	—	(86)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

2 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability, if applicable, in the table. See Unfunded Commitments table following Schedule of Investments.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. There were no significant transfers into or out of Level 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2021.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds are approved to participate in agency based securities lending with State Street. Per the securities lending agreements, State Street is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain

PPMFunds

Notes to Financial Statements

December 31, 2021

collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: US equities – 102%; US corporate fixed income – 102%; US government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral requirements are evaluated at the close of each business day; any additional collateral required is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. State Street has agreed to indemnify the Funds in the event of default by a third-party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Funds bear the market risk with respect to the collateral investment and securities loaned. The Funds also bear the risk that State Street may default on its obligations to the Funds. Non-cash collateral may include US government securities; US government agencies’ debt securities; and US government-sponsored agencies’ debt securities and mortgage-backed securities. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities. For non-cash collateral, the Funds receive lending fees negotiated with the borrower. State Street has agreed to indemnify the Funds with respect to the market risk related to the non-cash collateral investments.

The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are included in Investments, at value on the Statements of Assets and Liabilities. The value of securities on loan is included in Investments, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

US Government Securities. Certain Funds may invest in securities issued or guaranteed by the US Government or its agents or instrumentalities. Some US government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the US government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the US Department of the Treasury (“US Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the US government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the US government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the US Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the US Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The US Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. The Funds may own certain investment securities that are unregistered and thus restricted as to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior loans) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets or Payable for Investment securities purchased in the Statements of Assets and Liabilities, as applicable, and Net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

PPMFunds

Notes to Financial Statements

December 31, 2021

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the Custodian and managed pursuant to the terms of the agreement. US Treasury Bills and US dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in Receivable for Deposits with brokers and counterparties or Payable for Deposits from counterparties in the Statements of Assets and Liabilities.

Counterparty Agreements. Certain Funds enter into various types of agreements with counterparties, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. A Fund may net exposure and collateralize multiple transaction types governed by the same agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the agreements.

These agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Adviser attempts to limit counterparty risk by only entering into agreements with counterparties that the Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by PPM and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election of early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Futures Contracts. A Fund may buy and sell futures on, among other things, financial instruments, individual equity securities, securities indices, interest rates, currencies and inflation indices. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO.

PPMFunds

Notes to Financial Statements

December 31, 2021

A Fund enters into a swap agreement in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yield the desired return. In addition, the Fund may enter into swap agreements to manage certain risks and to implement investment strategies in a more efficient manner.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation as disclosed in the Schedules of Investments. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement. If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2021. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2021. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume for the year ended December 31, 2021.

PPM Core Plus Fixed Income Fund Derivative Strategies - The Fund entered into futures contracts to hedge duration and to increase or decrease the Fund’s exposure to interest rate or yield risk. The Fund entered into credit default swap agreements to increase or decrease the Fund’s exposure to credit risk or hedge credit risk in a particular name, industry or sector.

PPM Core Plus Fixed Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021
Derivative instruments assets:
[2] Variation margin on futures/futures options contracts	—	—	—	—	14,477	14,477
Total derivative instruments assets	—	—	—	—	14,477	14,477
Derivative instruments liabilities:
[2] Variation margin on futures/futures options contracts	—	—	—	—	8,766	8,766
Total derivative instruments liabilities	—	—	—	—	8,766	8,766
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	—	(173,921)	(173,921)
Swap agreements	—	(1,153)	—	—	—	(1,153)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	(4,809)	(4,809)
Swap agreements	—	689	—	—	—	689

PPMFunds

Notes to Financial Statements

December 31, 2021

PPM Core Plus Fixed Income Fund – Average Derivative Volume1

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	17,956,904	—	—	—	115,385	—

1 The derivative instruments outstanding as of December 31, 2021, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2021, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

2 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

Pledged Collateral. The following table summarizes cash and securities collateral pledged for the Funds at December 31, 2021:

		Futures Contracts
	Counterparties	Pledged or Segregated Cash($)
PPM Core Plus Fixed Income Fund	MLP	83,184

None of the futures contracts held by the Funds are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statements of Assets and Liabilities as of December 31, 2021. Net exposure to the Funds for futures contracts is the variation margin in addition to any collateral pledged for the initial margin on the futures contracts.

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

The Funds' risks include, but are not limited to, the following:

Corporate, Sovereign Entity, and Bank Loan Risk. Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as loans or bank loans. Borrowers generally pay interest on corporate loans at floating rates that change in response to changes in market interest rates such as the LIBOR, the prime rates of US banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and a Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as illiquid securities. Additionally, because a loan may not be considered a security, a Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, a Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Credit Risk. Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. A Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Distressed Debt Risk. The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

High Yield Bonds, Lower-Rated Bonds, and Unrated Securities Risk. High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as junk bonds, and are considered below investment-grade by a nationally recognized statistical rating organization (“NRSRO”). Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and a Fund may not be able to sell a high yield bond at the price at which it is currently valued.

PPMFunds

Notes to Financial Statements

December 31, 2021

Income Risk. The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Issuer Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk. Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause a Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase a Fund’s potential gains and losses in comparison to the amount of a Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause a Fund’s portfolio to be more volatile. If a Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Liquidity Risk. Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if a Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, adverse investor sentiment, regional and global health epidemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mortgage-Related Securities Risk. Mortgage-related securities are generally more sensitive to changes in interest rates and may exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns. Rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of the securities.

US Government Securities Risk. Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury; (ii) supported by the right of the issuer to borrow from the US Treasury; (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some US Government Securities may greatly exceed their current resources or their legal right to receive support from the US Treasury.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has entered into an Investment Advisory and Management Agreement (the "Investment Advisory Agreement") with PPM. Subject to the oversight of the Trust’s Board of Trustees, PPM is responsible for managing the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management to the Funds. Pursuant to the Investment Advisory Agreement, PPM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of PPM Core Plus Fixed Income Fund and 0.55% of the average daily net assets of PPM High Yield Core Fund.

The Trust has entered into an Administration Agreement with JNAM, an affiliate of PPM. Pursuant to the Administration Agreement, JNAM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of each Fund. In return for the fees paid under the Administration Agreement, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. This includes, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Funds’ expense accruals; calculating monthly total return; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s regulatory filings. In addition, JNAM, at its own expense, arranges for legal, audit, custody (except overdraft and interest expense), printing and mailing of financial statements and prospectuses, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Funds. Each Fund is responsible for investment advisory services; transfer agency services; trading expenses including brokerage commissions; interest expenses; taxes; costs and expenses associated with short sales; nonrecurring and extraordinary expenses; registration fees; license fees; directors’ and officers’ insurance; the fees and expenses of the independent Trustees; independent legal counsel to the independent Trustees; and a portion of the costs associated with the Chief Compliance Officer.

Advisory Fee Waivers. The Trust and the Adviser have entered into an Expense Limitation Agreement whereby PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for PPM Core Plus Fixed Income Fund and 0.70% for PPM High Yield Core Fund. Any waived amounts are not subject to future recoupment by the Adviser.

PPMFunds

Notes to Financial Statements

December 31, 2021

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which PPM serves as the Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Chief Compliance Officer. Rule 17a-7 trades are executed at current market price at the time of the transaction. There were no 17a-7 transactions that were deemed significant by the Administrator during the year ended December 31, 2021.

NOTE 9. INCOME TAX MATTERS

Each Fund is treated as a separate tax payer for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company ("RIC") and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required.

The following information for the Funds is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trust ("REIT") securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
PPM High Yield Core Fund	17	(17)

At December 31, 2021, the following Funds had capital loss carryforwards available for US federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)

PPM High Yield Core Fund	797,937	—	797,937

At December 31, 2021, the Funds’ last fiscal year end, the following Funds had capital, currency and/or PFIC mark-to-market losses realized after October 31, 2021 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2022:

Amount($)
PPM Core Plus Fixed Income Fund	29,996

As of December 31, 2021, the cost of investments and the components of net unrealized appreciation (depreciation) for the Funds were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund	57,775,409	1,530,276	(415,805)	1,114,471
PPM High Yield Core Fund	61,443,643	2,243,343	(515,739)	1,727,604

As of December 31, 2021, the components of net unrealized appreciation (depreciation) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund
Futures/Futures Options Contracts	4,055	—	—	—

PPMFunds

Notes to Financial Statements

December 31, 2021

As of December 31, 2021, the components of distributable taxable earnings for US federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
PPM Core Plus Fixed Income Fund	43,913	52,392	1,080,929	—
PPM High Yield Core Fund	13,737	—	1,727,518	(797,937)

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2021 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	1,509,591	717,106	—
PPM High Yield Core Fund	3,067,863	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2021.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2020 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	2,452,344	1,002,477	—
PPM High Yield Core Fund	2,859,255	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2018, 2019, 2020 and 2021 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2021.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
PPM Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within PPM Funds, including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights, for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more PPM investment companies since 2018.

Chicago, IL
February 23, 2022

Appendix

List of Funds

PPM Core Plus Fixed Income Fund
PPM High Yield Core Fund

PPMFunds

Additional Disclosures (Unaudited)

December 31, 2021

Expense Example. As a shareholder of a Fund or Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Expenses Using Actual Fund Return. This section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Using Hypothetical 5% Return. The section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Expenses Using Hypothetical 5% Return” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/21($)	Ending Account Value 12/31/21($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/21($)	Ending Account Value 12/31/21($)	Expenses Paid During Period($)†
PPM Core Plus Fixed Income Fund
Institutional Class	0.45	1,000.00	999.80	2.27	1,000.00	1,022.94	2.29
PPM High Yield Core Fund
Institutional Class	0.70	1,000.00	1,015.00	3.56	1,000.00	1,021.68	3.57

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Other Federal Income Tax Information. The information reported below is for the year ended December 31, 2021. Qualified dividend information will be provided on each shareholder’s 2021 Form 1099-DIV.

For the year ended December 31, 2021, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:

PPM Core Plus Fixed Income Fund	0.00%
PPM High Yield Core Fund	0.09%

For the year ended December 31, 2021, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

PPM Core Plus Fixed Income Fund	0.00%
PPM High Yield Core Fund	0.09%

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request by calling the Funds toll-free at 1-844-446-4PPM (1-844-446-4776).

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available without charge (1) by calling 1-844-446-4PPM (1-844-446-4776), (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, (3) online at www.ppmamerica.com/ppmfunds, and (4) by visiting the SEC’s website at www.sec.gov.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available without charge (1) by calling 1-844-446-4PPM, (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, and (3) online at www.ppmamerica.com/ppmfunds.

Trustees and Officers of PPM Funds (“Trust”)

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustee
Mary Capasso[1] (1971)	Trustee[2] Chief Executive Officer, Chief Legal Officer and President Vice President, Chief Legal Officer and Assistant Secretary	Since 1/1/2021 Since 1/1/2021 Inception to 12/31/2020

Executive Vice President, Chief Operating Officer and General Counsel to PPM (1/1/2021 to Present); Senior Vice President and General Counsel of PPM (6/2018 to 12/31/20); Vice President and Deputy General Counsel of PPM (8/2015 to 6/2018); previously Assistant General Counsel of Harris Associates LP (until 8/2015)

None.
Independent Trustees
Kevin Callahan (1965)	Trustee[2]	Since inception	Founder, Fairway Capital (1/2017 to present), previously Chief Operating Officer, Adams Street Partners (7/1994 to 12/2016)	President and Trustee, Fairway Private Equity & Venture Capital Opportunities Fund.
Ronald A. Nyberg (1953)	Trustee[2]	Since inception	Of Counsel, Momkus LLP (1/2021 to present); previously, Partner, Momkus LLC (7/2016 to 12/2020), Partner, Nyberg & Cassioppi, LLC (10/2000 to 6/2016)

Trustee, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Advent Convertible and Income Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund, Fiduciary/Claymore Energy Infrastructure Fund and Guggenheim Enhanced Equity Income Fund. Trustee, Western Asset Inflation-Linked Opportunities & Income Fun d (2004-2020); Trustee, Western Asset Inflation-Linked Income Fund (2003-2020); Trustee, Managed Duration Investment Grade Municipal Fund (2003-2016).

Janet D. Olsen (1956)	Trustee[2] and Independent Chair of the Board of Trustees[3]	Since inception	Retired (1/2014 to present)	Trustee, ETF Series Solutions (57 series).
1 Ms. Capasso is an “interested person” of the Trust due to her position with PPM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Emily J. Bennett (1983)	Vice President and Assistant Secretary Vice President and Secretary	Since 1/1/2021 Inception to 12/31/2020

Assistant Vice President of JNAM (2/2018 to present) and Associate General Counsel of JNAM (3/2016 to present); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to 12/2020, 3/2016 to 12/2020, and 3/2016 to 7/2018).

Eric A. Bjornson (1975)	Vice President	Since 8/2021	Vice President of JNAM (6/2014 to present).
Daniel W. Koors (1970)	Vice President Principal Financial Officer and Treasurer	Since inception Inception to 12/31/2020

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Vice President of other Investment Companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 1/2018 to 12/2020, 8/2012 to 7/2018); Treasurer & Chief Financial Officer of other Investment Companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, 10/2011 to 12/2020, and 9/2016 to 7/2018).

Colleen P. McDermott (1960)	Vice President	Since inception	Senior Managing Director, Project Management Office of PPM (8/2017 to present); previously Managing Director, Senior Product Manager, Guggenheim Investments (5/2011 to 6/2017).
Mark D. Nerud (1966)	Principal Executive Officer	Since inception

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer (Principal Executive Officer) of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 4/2020, 8/2014 to 12/2020, and 8/2012 to 7/2018).

Joseph O’Boyle (1962)	Chief Compliance Officer and Anti-Money Laundering Officer	Since inception

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present, 1/2018 to 12/2020, and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018).

Rebecca A. Paulzine (1979)	Vice President and Secretary Vice President and Assistant Secretary	Since 1/1/2021 11/2018 to 12/31/2020	Vice President and Senior Counsel of PPM (9/2018 to present); Associate General Counsel, Edward Jones (9/2014 to 9/2018).
Susan S. Rhee (1971)	Vice President and Assistant Secretary	Since inception

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (2/2004 to present, 2/2004 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018).

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Andrew Tedeschi (1965)	Vice President, Treasurer and Principal Financial Officer	Since 1/1/2021

Vice President, JNAM (1/2019 to present); Treasurer and Principal Financial Officer of other investment companies advised by JNAM (6/2020 to present); Controller, Fund Administration, Harris Associates L.P. (12/2007 to 12/2018); Vice President (2/2008 to 12/2018), Treasurer (10/2018 to 12/2018), and Assistant Treasurer (2/2008 to 10/2018) of the Oakmark Funds

Trustees and Officers of PPM Funds (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The Independent Trustees received the following compensation for their services for the twelve-month period ended December 31, 2021.

Independent Trustee	Aggregate Compensation from the Trust For the Fiscal Year Ended December 31, 2021	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Kevin Callahan	$50,000	None	None	$50,000
Ronald A. Nyberg	$50,000	None	None	$50,000
Janet D. Olsen	$49,000	None	None	$49,000

PPM Funds

(the “Trust”)

CONSIDERATION AND APPROVAL OF THE ADVISORY AGREEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the continuation of the Trust’s advisory agreement (“Advisory Agreement”) with PPM America, Inc. (“PPM” or the “Adviser”) with respect to each Fund.

At an in-person meeting held on July 20, 2021 and a meeting held by videoconference on August 12, 2021, the Board, including all of the trustees who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Advisory Agreement for each Fund.

In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Advisory Agreement. At the conclusion of the Board’s discussions, the Board approved the continuation of the Advisory Agreement through September 30, 2022.

In reviewing the Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services provided; (2) the investment performance of each Fund; (3) the fees paid for services by each Fund; (4) profitability data related to its services for each Fund; (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows; and (6) other benefits that may accrue to PPM through its relationship with the Trust.

Before approving the Advisory Agreement, the Independent Trustees met in multiple executive sessions over the course of several weeks with their independent legal counsel to consider the materials provided by PPM and to consider the terms of the Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is in the best interests of the shareholders of each Fund. In reaching its conclusions and exercising its business judgment, the Board considered numerous factors, including those noted above and described further below. The Board’s conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Board, and were not based on any single factor alone. Some of the factors that figured particularly in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Quality and Extent of Services

The Board examined the nature, quality, and extent of the services provided by PPM.

The Board considered the services provided by PPM as adviser to the Funds. The Board noted that PPM furnishes the Funds with investment advisory services, subject to the supervision of the

Board, and in conformity with the stated policies of each Fund. The Board also considered information provided by PPM regarding the firm’s track record and experience managing accounts and strategies similar to the Funds. The Board also considered the various business-related risks PPM faces as a result of advising the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant. The Board also took into account that PPM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ administrator, distributor, transfer agent and custodian. In this regard, the Board considered that PPM negotiates certain service providers’ fees and evaluates service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered PPM’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, risk management, and support and reporting provided to the Board in connection with its Board and Committee meetings.

The Board reviewed the qualifications, backgrounds and responsibilities of PPM’s senior management, including the individuals responsible for managing the Funds. The Board also reviewed information pertaining to PPM’s organizational structure, financial condition, investment operations, and other relevant information pertaining to PPM. The Board considered compliance reports regarding PPM, both from PPM’s Chief Compliance Officer and the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund has benefitted and is likely to continue to benefit from the nature, extent and quality of the services provided by PPM under the Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund as described in quarterly reports prepared by PPM. The Board noted that PPM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s performance on a gross basis (unless otherwise noted) compared to the performance of a group of comparable funds (“peer group”) identified by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ performance, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered information furnished by PPM at the Board’s request, comparing the performance of each Fund relative to a peer group identified by PPM as representative of peer funds that are similarly positioned to the Funds in the marketplace.

In considering performance, the Board noted that each Fund commenced operations in 2018 and therefore had a limited performance record against which to evaluate PPM. In this regard, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the composite performance of accounts managed by PPM with similar investment strategies to the Funds.

Certain performance data considered by the Board is summarized below. Unless otherwise noted, the performance data summarized below is for periods ended on March 31, 2021.

PPM Core Plus Fixed Income Fund. The Board considered that the Fund outperformed its benchmark and peer group median for the since-inception period ended March 31, 2021. The Board also considered that the Fund outperformed its benchmark and underperformed its peer group median for the one-year period ended March 31, 2021. The Board also considered that the Fund outperformed its benchmark for the quarter, year-to-date, one-year, and since-inception periods ended June 30, 2021. The Board further considered that the Fund outperformed its benchmark for the three-month, year-to-date, one-year, three-year, and since-inception periods ended July 31, 2021.

PPM High Yield Core Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the one-year and since-inception periods ended March 31, 2021. The Board also considered that the Fund outperformed its benchmark for the quarter, year-to-date, and one-year periods ended June 30, 2021. The Board further considered that the Fund outperformed its benchmark for the year-to-date and one-year periods and underperformed its benchmark for the three-month and three-year periods ended July 31, 2021.

Costs of Services

The Board reviewed the advisory fee rates paid to PPM by each Fund as well as the total expense ratio of each Fund. The Board reviewed such fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s contractual advisory fees and total expense ratios (net of waivers) in comparison to the contractual advisory fees and total expense ratios of each Fund’s peer group. The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered the contractual management fees and total expenses of each Fund relative to a peer group identified by PPM at the Board’s request, which represented funds that the Adviser believed to be similarly positioned to the Funds in the marketplace.

In considering the Funds’ fees and expenses, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the fees charged by PPM to accounts with similar investment strategies to the Funds.

The Board also considered that PPM has entered into an Expense Limitation Agreement with each Fund through April 30, 2022, whereby PPM contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for the PPM Core Plus Fixed Income Fund and 0.70% for the PPM High Yield Core Fund. The Board also considered that the Expense Limitation Agreement renews automatically for successive one-year terms unless the Board approves the termination of the agreement.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

PPM Core Plus Fixed Income Fund. The Board considered that the Fund’s contractual advisory fee is in the third quintile and its total expense ratio is in the fourth quintile of its peer group. The Board further considered that the Fund’s net total expenses are within 0.018% and 0.013% of its peer group median and average, respectively, and within 0.03% and 0.04% of the median and average, respectively, of the peer group identified by PPM. The Board also considered that, effective November 30, 2020, the Board approved an expense limitation amendment reducing the expense limitation of the

Fund by five basis points to its current limit of 0.45%. The Board noted the Adviser’s assertion that it continues to believe the Fund is positioned well relative to its peers.

PPM High Yield Core Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio is each in the second quintile of its peer group. The Board further considered that the Fund’s net total expenses are 0.014% and 0.033% less than those of its peer group median and average, respectively, and 0.02% and 0.01% less than those of the median and average, respectively, of the peer group identified by PPM. The Board noted the Adviser’s assertion that it continues to believe the Fund is positioned well relative to its peers.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. Based on information provided by PPM, the Board noted that, while PPM did not propose breakpoints in its advisory fee schedule for the Funds, the Board would continue to review the Adviser’s fees on an ongoing basis. The Board further noted that the Adviser had agreed to waive certain fees for each Fund, which limits the expenses borne by shareholders as the Funds raise assets. The Board also considered that economies of scale can be shared with the Funds in other ways, including pricing Funds at scale from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Profitability

The Board considered information concerning the costs incurred and profits or losses realized by PPM with respect to the Funds. The Board considered that, based on the profitability analyses provided by PPM, PPM had not realized profits with respect to the Funds. The Board also considered information from PPM indicating that as the Funds begin to receive more inflows from external shareholders, PPM expects profitability to increase accordingly.

Other Benefits to Affiliates of PPM

In evaluating the benefits that accrue to PPM through its relationship with the Funds, the Board noted that PPM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, and distributor, and receive compensation from the Funds in connection with providing certain of these services. In particular, the Board considered that Jackson National Asset Management, LLC (“JNAM”) serves as Administrator to the Funds, and that JNAM charges administration fees based on average daily net assets for the Funds. To the extent the fees exceed 0.10% of average daily net assets, PPM has agreed to reimburse JNAM. The Board considered that JNAM provides compliance services to the Funds as part of its administrative services. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of the foregoing factors, the Board concluded that continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Kevin Callahan as an Audit Committee financial expert serving on its Audit Committee. Kevin Callahan is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2020 and December 31, 2021. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2020	$67,129	$0	$0	$0
2021	$64,070	$0	$0	$0

The above Audit-Related Fees for 2020 and 2021 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2020	$0	$0	$0
2021	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2020 was $0. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2021 was $0.

(h) For the fiscal years ended December 31, 2020 and December 31, 2021, there were no non-audit services rendered to the Adviser entities that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act pf 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPM Funds

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 29, 2022

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	March 29, 2022

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.